PROSPECTUS

AUGUST 11, 1999

Armada Advantage
Equity Growth Fund

Armada Advantage
Balanced Allocation Fund



INVESTMENT ADVISER
National City Investment
Management Company



The Securities and Exchange Commission has not approved or disapproved any fund shares or determined whether this prospectus is accurate or complete. It is a crime for anyone to tell you otherwise.


ARMADA FUNDS LOGO

HOW TO READ
THIS PROSPECTUS

The Parkstone Advantage Fund offers shares in separate investment portfolios (funds). The funds have individual investment goals and strategies. This prospectus gives you important information about the shares of two of its portfolios, the Armada Advantage Equity Growth and Balanced Allocation Funds (Funds) that you should know before investing. Please read this prospectus and keep it for future reference.

This prospectus has been arranged into different sections so that you can easily review this important information. On this page, there is some general information you should know about the Funds. For more detailed information about each Fund, please see:

                                                         Page

INTRODUCTION                                                1

ARMADA ADVANTAGE EQUITY
GROWTH FUND                                                 2

ARMADA ADVANTAGE BALANCED
ALLOCATION FUND                                             3

EACH FUND'S OTHER INVESTMENTS                               5

MORE INFORMATION ABOUT RISK                                 5

ANNUAL FUND OPERATING EXPENSES                              6

PERFORMANCE INFORMATION
OF COMPARABLE FUNDS                                         6

THE INVESTMENT ADVISER
AND INVESTMENT TEAMS                                        7

PURCHASING, SELLING AND
EXCHANGING FUND SHARES                                      7

DISTRIBUTIONS AND TAXES                                     8

HOW TO OBTAIN MORE
INFORMATION ABOUT THE
ARMADA ADVANTAGE FUNDS                             Back Cover



INTRODUCTION

Each Fund is a mutual fund. A mutual fund pools shareholders' money and, using professional investment managers, invests it in securities. Each Fund is also an investment vehicle for variable annuity contracts and variable life insurance policies and for certain tax-qualified investors.

Each Fund has its own investment goal and strategies for reaching that goal. The investment managers invest Fund assets in a way that they believe will help a Fund achieve its goal. Still, investing in each Fund involves risk and there is no guarantee that a Fund will achieve its goal. An investment manager will make judgments about future events concerning the markets, the economy, or companies which may not match actual market movements, economic conditions or company performance, and these judgments may affect the return on your investment. In fact, no matter how good a job an investment manager does, you could lose money on your investment in the Fund, just as you could with other investments.

The value of your investment in a Fund is based on the market value of the securities the Fund holds. These prices change daily due to economic and other events that affect particular companies and other issuers. These price movements, sometimes called volatility, may be greater or lesser depending on the types of securities a Fund owns and the markets in which they trade. The effect on a Fund of a change in the value of a single security will depend on how widely the Fund diversifies its holdings.



                                                                    1 PROSPECTUS

ARMADA ADVANTAGE EQUITY GROWTH FUND


FUND SUMMARY

INVESTMENT GOAL
Capital appreciation

INVESTMENT FOCUS
Large cap equity securities

SHARE PRICE VOLATILITY
High

PRINCIPAL INVESTMENT STRATEGY
Investing in growth oriented common stocks of larger issuers

INVESTOR PROFILE
Investors seeking capital appreciation and who are willing to accept the risk of investing in equity securities


PRINCIPAL INVESTMENT STRATEGY OF THE FUND

The investment objective of the Armada Advantage Equity Growth Fund is to provide capital appreciation by investing in a diversified portfolio of publicly traded larger cap equity securities. The Fund's investment objective may be changed without a vote of shareholders, although the Board of Trustees would only change a fund's objective upon 30 days' notice to shareholders.

The Armada Advantage Equity Growth Fund normally invests at least 80% of its total assets in a diversified portfolio of common stocks and securities convertible into common stocks of companies with large stock market capitalization. The Fund may invest up to 20% of its total assets at the time of purchase in foreign securities. The Fund considers a "large capitalization" company as one that has a comparable market capitalization, to the companies in the S&P 500. In buying and selling securities for the Fund, the Adviser considers factors such as historical and projected earnings growth, earnings quality and liquidity. The Fund generally purchases stocks that are listed on a national securities exchange or unlisted securities with an established over-the-counter market.


PRINCIPAL RISKS OF INVESTING IN THE FUND

Since it purchases equity securities, the Fund is subject to the risk that stock prices will fall over short or extended periods of time. Historically, the equity markets have moved in cycles, and the value of the Fund's equity securities may fluctuate drastically from day-to-day. Individual companies may report poor results or be negatively affected by industry and/or economic trends and developments, causing the prices of securities issued by such companies to decline. These factors contribute to price volatility, which is the principal risk of investing in the Fund. The loss of money is a risk of investing in the Fund.

Investing in foreign countries poses additional risks since political and economic events unique to a country or region will affect those markets and their issuers. These events will not necessarily affect the U.S. economy or similar issuers located in the United States. In addition, investments in foreign countries are generally denominated in a foreign currency.As a result, changes in the value of those currencies compared to the U.S. dollar may affect (positively or negatively) the value of a Fund's investments. These currency movements may happen separately from and in response to events that do not otherwise affect the value of the security in the issuer's home country.

The Fund is also subject to the risk that growth-oriented equity securities may underperform other equity market segments or the equity markets as a whole.



2 PROSPECTUS

ARMADA ADVANTAGE BALANCED ALLOCATION FUND


FUND SUMMARY

INVESTMENT GOAL
Long-term capital appreciation and current income

INVESTMENT FOCUS
A combination of growth-oriented common stocks, fixed income securities and cash equivalents

SHARE PRICE VOLATILITY
Medium

PRINCIPAL INVESTMENT STRATEGY
Investing in a diversified portfolio of growth-oriented common stocks, investment grade fixed income securities and cash equivalents, with asset allocation varying depending on the Adviser's assessment of market conditions

INVESTOR PROFILE
Investors seeking a broad diversification by asset class and style to manage risk and provide the potential for above-average after-tax returns


PRINCIPAL INVESTMENT STRATEGY OF THE FUND

The Armada Advantage Balanced Allocation Fund's investment objective is to provide long-term capital appreciation and current income. The Fund's investment objective may be changed without a vote of shareholders, although the Board of Trustees would only change the Fund's objective upon 30 days' notice to shareholders.

The Armada Advantage Balanced Allocation Fund is both a "balanced fund," which means the Adviser will generally strive to invest in a balance of equity investments and fixed-income investments, and an "asset allocation fund," which means the Adviser will periodically shift assets from investments it believes will underperform to investments it believes have greater potential. The Fund intends to invest 50% to 70% of its net assets in common stocks and convertible securities, 25% to 55% of its net assets in investment grade fixed income securities and up to 30% of its net assets in cash and cash equivalent securities. The Fund may invest up to 20% of its total assets at the time of purchase in foreign securities. The Adviser buys and sells equity securities based on their potential for long-term capital appreciation. The Fund invests the fixed income portion of its portfolio of investments in a broad range of investment grade debt securities (which are those rated at the time of investment in one of the four highest rating categories by a major rating agency) for current income. The Fund invests in cash equivalent, short-term obligations for stability and liquidity.


PRINCIPAL RISKS OF INVESTING IN THE FUND

Since it purchases equity securities, the Fund is subject to the risk that stock prices will fall over short or extended periods of time. Historically, the equity markets have moved in cycles, and at times the value of some or all of the Fund's equity securities may fluctuate drastically from one day to the next. Individual companies may report poor results or be negatively affected by industry and/or economic trends and developments, causing the prices of securities issued by such companies to decline. These factors contribute to price volatility, which is the principal risk of investing in the Fund.

The prices of the Fund's fixed income securities respond to economic developments, particularly interest rate changes, as well as to perceptions about the creditworthiness of individual issuers, including governments. Generally, the Fund's fixed income securities will decrease in value if interest rates rise and vice versa, and the volatility of lower rated securities is even greater than that of higher rated securities. Also, longer-term securities are generally more volatile, so the average maturity or duration of these securities affects risk.

The Fund is also subject to the risk that its market segments, investment grade fixed income and growth-oriented equity securities, may underperform other fixed income or equity market segments or the fixed income or equity markets as a whole.

The Fund is also subject to the risk that the Adviser's asset allocation and balancing decisions will not anticipate market trends successfully. For example,


                                                                   3 PROSPECTUS
weighting common stocks too heavily during a stock market decline may result in a failure to preserve capital. Conversely, investing too heavily in fixed income securities during a period of stock market appreciation may result in lower total return.

The smaller capitalization companies the Fund invests in may be more vulnerable to adverse business or economic events than larger, more established companies. In particular, these small companies may have limited product lines, markets and financial resources, and may depend upon a relatively small management group. Therefore, small cap stocks may be more volatile that those of larger companies may. These securities may be traded over-the-counter or listed on the exchange and may or may not pay dividends.

Investing in foreign countries poses additional risks since political and economic events unique to a country or region will affect those markets and their issuers. These events will not necessarily affect the U.S. economy or similar issuers located in the United States. In addition, investments in foreign countries are generally denominated in a foreign currency. As a result, changes in the value of those currencies compared to the U.S. dollar may affect (positively or negatively) the value of a Fund's investments. These currency movements may happen separately from and in response to events that do not otherwise affect the value of the security in the issuer's home country.

An investment in the Fund is subject to interest rate risk, which is the possibility that the Fund's yield will decline due to falling interest rates.

Although the Fund's U.S. government securities are considered to be among the safest investments, they are not guaranteed against price movements due to changing interest rates. Obligations issued by some U.S. government agencies and instrumentalities are backed by the U.S. Treasury, while others are backed solely by the ability of the agency to borrow from the U.S. Treasury or by the agency's own resources.



4 PROSPECTUS

EACH FUND'S
OTHER INVESTMENTS

In addition to the investments and strategies described in this prospectus, each Fund also may invest in other securities, use other strategies and engage in other investment practices. These investments and strategies, as well as those described in this prospectus, are described in detail in our Statement of Additional Information. Of course, the Fund cannot guarantee that any Fund will achieve its investment goal.

The investments and strategies described in this prospectus are those that we use under normal conditions. During unusual economic or market conditions, or for temporary defensive or liquidity purposes, each Fund may invest up to 100% of its assets in investments that would not ordinarily be consistent with a Fund's objectives. A Fund will do so only if the Adviser believes that the risk of loss outweighs the opportunity for capital gains or higher income.


MORE INFORMATION
ABOUT RISK

-------------------------------------------------------------------------------
Both Funds
-------------------------------------------------------------------------------

EQUITY RISK -- Equity securities include public and privately issued equity securities, common and preferred stocks, warrants, rights to subscribe to common stock and convertible securities, as well as instruments that attempt to track the price movement of equity indices. Investments in equity securities and equity derivatives in general are subject to market risks that may cause their prices to fluctuate over time. The value of securities convertible into equity securities, such as warrants or convertible debt, is also affected by prevailing interest rates, the credit quality of the issuer and any call provision. Fluctuations in the value of equity securities in which a mutual fund invests will cause a fund's net asset value to fluctuate. An investment in a portfolio of equity securities may be more suitable for long-term investors who can bear the risk of these share price fluctuations.

YEAR 2000 RISK - The Funds depend on the smooth functioning of computer systems in almost every aspect of their business. Like other mutual funds, businesses and individuals around the world, the Funds could be adversely affected if the computer systems used by its service providers do not properly process dates on and after January 1, 2000, and distinguish between the year 2000 and the year 1900. The Funds have asked their service providers whether they expect to have their computer systems adjusted for the year 2000 transition, and is seeking assurances from each service provider that they are devoting significant resources to prevent material adverse consequences to the Funds. While it is likely that such assurances will be obtained, the Funds and their shareholders may experience losses if these assurances prove to be incorrect or as a result of year 2000 computer difficulties experienced by issuers of portfolio securities or third parties, such as custodians, banks, broker-dealers or others with which the Funds do business.

--------------------------------------------------------------------------------
Armada Advantage Balanced Allocation Fund
--------------------------------------------------------------------------------

FIXED INCOME RISK - The market value of fixed income investments change in response to interest rate changes and other factors. During periods of falling interest rates, the values of outstanding fixed income securities generally rise. Moreover, while securities with longer maturities tend to produce higher yields, the prices of longer maturity securities are also subject to greater market fluctuations as a result of changes in interest rates. In addition to these fundamental risks, different types of fixed income securities may be subject to the following additional risks:

CALL RISK - During periods of falling interest rates, certain debt obligations with high interest rates may be prepaid (or "called") by the issuer Fund prior to maturity. This may cause a Fund's average weighted maturity to fluctuate, and may require a Fund to invest the resulting proceeds at lower interest rates.

CREDIT RISK - The possibility that an issuer will be unable to make timely payments of either principal or interest.

EVENT RISK - Securities may suffer declines in credit quality and market value due to issuer restructurings or other factors. This risk should be reduced because of a Fund's multiple holdings.

MORTGAGE-BACKED SECURITIES - Mortgage-backed securities are fixed income securities representing an interest in a pool of underlying mortgage loans. They are sensitive to changes in interest rates, but may respond to these changes differently from other fixed income securities due to the possibility of prepayment of the underlying mortgage loans. As a result, it may not be possible to determine in advance the actual maturity date or average life of a mortgage-backed security. Rising interest rates tend to discourage refinancings, with the result that the average life and volatility of the security will increase exacerbating its decrease in market price. When interest rates fall, however, mortgage-backed securities may not gain as much in market value because of the expectation of additional mortgage prepayments

                                                                    5 PROSPECTUS
that must be reinvested at lower interest rates. Prepayment risk may make it difficult to calculate the average maturity of a portfolio of mortgage-backed securities and, therefore, to assess the volatility risk of that portfolio.


ANNUAL FUND
OPERATING EXPENSES

(EXPENSES THAT ARE DEDUCTED FROM FUND ASSETS)

Every mutual fund has operating expenses to pay for services such as professional advisory, shareholder, distribution, administration and custody services and other costs of doing business. This table describes the highest fees and expenses that you may pay indirectly if you hold shares of one of the Funds.


                ARMADA ADVANTAGE              ARMADA ADVANTAGE
               EQUITY GROWTH FUND         BALANCED ALLOCATION FUND
--------------------------------------------------------------------------------
Investment
Advisory Fees          .75%(1)                     .75%(1)
--------------------------------------------------------------------------------

Other Expenses         .87%                        .87%

Total Annual
Fund Operating
Expenses              1.62%                       1.62%
--------------------------------------------------------------------------------
(1)  The Advisor plans to waive all advisory fees for both funds for the first three months of operation. The Advisor plans to charge a reduced advisory fee of 0.25% for each Fund for the next three months, .50% for each Fund for the following three months and .75% after nine months for each Fund.

--------------------------------------------------------------------------------
Example
--------------------------------------------------------------------------------

This example is intended to help you compare the cost of investing in each Fund with the cost of investing in other mutual funds. The Example assumes that you invest $10,000 in each of the Funds for the time periods indicated.

The example also assumes that each year your investment has a 5% return and Fund expenses remain the same. Although your actual costs and returns might be different, your approximate costs of investing $10,000 in the Funds would be:

                                   1 YEAR         3 YEARS
--------------------------------------------------------------------------------
Armada Advantage
Equity Growth Fund                 $165           $511
--------------------------------------------------------------------------------
Armada Advantage
Balanced Allocation Fund           $165           $511
--------------------------------------------------------------------------------

PERFORMANCE INFORMATION OF COMPARABLE FUNDS

--------------------------------------------------------------------------------
Armada Advantage Equity Growth Fund
--------------------------------------------------------------------------------

This Fund is new and has no performance history. The performance table below is for the Armada Equity Growth Fund, which is managed by the same Portfolio Management Team of the Adviser. The Armada Advantage Equity Growth Fund and the Armada Equity Growth Fund have similar investment goals and employ similar investment strategies. The Armada Advantage Equity Growth Fund's "Other Expenses" are higher than those of the Armada Equity Growth Fund. Therefore, performance for this fund will be lower than that of the Armada Equity Growth Fund.

The performance table illustrates the risks and volatility of investment in a similar fund. Of course, past performance of the Armada Equity Growth Fund does not necessarily indicate how the Armada Advantage Equity Growth Fund will perform in the future.

This table compares the Armada Equity Growth Fund's average annual total returns for the period ended December 31, 1998, to those of the S&P 500.

                             ONE     FIVE      TEN       SINCE
                            YEAR     YEARS    YEARS    INCEPTION
--------------------------------------------------------------------------------
Armada Equity Growth
Fund (Institutional)       29.09%   22.11%     N/A      16.95%*
--------------------------------------------------------------------------------
S&P 500                    28.60%   24.05      N/A      17.89%
--------------------------------------------------------------------------------
* Since December 20, 1989

--------------------------------------------------------------------------------
Armada Advantage Balanced Allocation Fund
--------------------------------------------------------------------------------

This Fund is new and has no performance history. The performance table below is for the Armada Balanced Allocation Fund, which is managed by the same Portfolio Management Teams of the Adviser. The Armada Advantage Balanced Allocation Fund and the Armada Balanced Allocation Fund have similar investment goals and employ similar investment strategies. The Armada Advantage Balanced Allocation Fund's "Other Expenses" are higher than those of the Armada Balanced Allocation Fund. Therefore, performance for this fund will be lower than that of the Armada Balanced Allocation Fund.

The performance table illustrates the risks and volatility of investment in a similar fund. Of course, past performance of the Armada Balanced Allocation Fund does not necessarily indicate how the Armada Advantage Balanced Allocation Fund will perform in the future.


6 PROSPECTUS

This table compares the Armada Balanced Allocation Fund's average annual total returns for the periods ending ended December 31, 1998, to those of a Composite Index composed of returns from the S&P 500 Index and the Lehman Brothers Aggregate Bond Index.

                               ONE    FIVE     TEN      SINCE
                              YEAR    YEARS   YEARS   INCEPTION
--------------------------------------------------------------------------------
Armada Balanced
Allocation Fund
(Institutional)                N/A     N/A     N/A     5.69%*
--------------------------------------------------------------------------------
Composite Index                N/A     N/A     N/A     5.50%
--------------------------------------------------------------------------------
S&P 500 Index                  N/A     N/A     N/A     6.32%
--------------------------------------------------------------------------------
Lehman Brothers
Aggregate Bond Index           N/A     N/A     N/A     4.27%
--------------------------------------------------------------------------------
* Since July 10, 1998

WHAT IS AN INDEX? An index measures the market prices of a specific group of securities in a particular market or securities in a market sector. You cannot invest directly in an index. Unlike a mutual fund, an index does not have an investment adviser and does not pay any commissions or expenses. If an index had expenses, its performance would be lower.

The S&P 500 Index is an unmanaged index composed of industrial, financial, utilities and transportation stocks.

The Lehman Brothers Aggregate Bond Index is an unmanaged index made up of the Lehman Brothers Government Corporate Bond, Mortgage Backed Securities, and Asset Backed Securities Indices.

The Armada Advantage Balanced Allocation Fund intends to invest 50% to 70% of its net assets in common stocks and convertible securities, 25% to 55% of its net assets in fixed income securities and up to 30% of its net assets in cash and cash equivalent securities.

The Composite Index, a hypothetical combination of unmanaged indices, reflects a Fund mix of 60% stocks and 40% bonds. The index combines returns from the S&P 500 Index and the Lehman Brothers Aggregate Bond Index.


INVESTMENT ADVISER

The Investment Adviser makes investment decisions for the Funds and continuously reviews, supervises and administers each Fund's respective investment program.

The Board of Trustees of the Armada Advantage Funds supervises the Adviser and establishes policies that the Adviser must follow in its management activities.

National City Investment Management Company ("IMC"), serves as the Adviser to the Funds. As of March 31, 1999, IMC had approximately $23.7 billion in assets under management. Advisory fees for the Funds are:

   Armada Advantage Equity Growth Fund                   .75%

   Armada Advantage Balanced Allocation Fund             .75%

The Adviser plans to waive all advisory fees for both funds for the first three months of operation. The Adviser plans to charge a reduced advisory fee of 0.25% for each Fund for the next three months, 0.50% for each Fund for the following three months and 0.75% after nine months for each Fund.


THE INVESTMENT TEAMS

The Funds are managed by teams of investment professionals from IMC. No one person is primarily responsible for making investment recommendations to the teams. The Equity Growth Fund is managed by the Equity Growth team. The Balanced Allocation Fund is managed by investment management teams within IMC; each team manages their respective segment allocation within the Fund, according to their areas of specialization.


PURCHASING, SELLING AND EXCHANGING FUND SHARES

The Funds offer their shares only to insurance companies for separate accounts they establish to fund variable life insurance and variable annuity contracts and by other entities under qualified pension and retirement plans. The contract prospectus of each plan describes how contract owners may allocate, transfer and withdraw amounts to, and from, separate accounts.


GENERAL INFORMATION

Shares may be purchased by your insurance company on any day that the New York Stock Exchange ("NYSE") is open for business (a Business Day). Shares cannot be purchased by wire transactions on days when banks are closed.

The Trust may suspend the right of redemption or postpone the date of payment for shares during any period when: (a) trading on the NYSE is restricted by applicable rules and regulations of the SEC; (b) the NYSE is closed for other than customary weekend and holiday closings; (c) the SEC has by order permitted such


                                                                    7 PROSPECTUS
suspension; or (d) an emergency exists as a result of which: (i) disposal by the Trust of securities owned by it is not reasonably practicable, or (ii) it is not reasonably practicable for the Trust to determine the fair market value of its net assets.

A Fund may reject any purchase order if it is determined that accepting the order would not be in the best interests of the Fund or its shareholders.

The insurance company's price per share (the offering price) will be the net asset value per share (NAV) next determined after a Fund receives your insurance company's purchase order.

Each Fund calculates its NAV once each Business Day at the regularly-scheduled close of normal trading on the NYSE (normally, 4:00 p.m., Eastern time). So, for the insurance company to receive the current Business Day's NAV, generally a Fund must receive your insurance company's purchase order before 4:00 p.m., Eastern time.


HOW WE CALCULATE NAV

NAV for one Fund share is the value of that share's portion of all of the assets in the Fund.

In calculating NAV, a Fund generally values its investment portfolio at market price. If market prices are unavailable or a Fund thinks that they are unreliable, fair value prices may be determined in good faith using methods approved by the Board of Trustees.

Some Funds hold securities that are listed on foreign exchanges. These securities may trade on weekends or other days when the Funds do not calculate NAV. As a result, the market value of these Fund's investments may change on days when you cannot purchase or sell Fund shares.


DISTRIBUTIONS AND TAXES

The Funds intend to declare and distribute, as dividends or capital gains distributions, at least annually, substantially all of its net investment income and net profits realized from the sale of portfolio securities, if any, to its shareholders (Participating Insurance Companies' separate accounts). The net investment income of the Funds consists of all dividends or interest received by the Funds, less estimated expenses (including the advisory and administrative fees). The Funds will declare and distribute income dividends annually. All net short-term and long-term capital gains of the Funds, net of carry-forward losses, if any, realized during the fiscal year, are declared and distributed periodically, no less frequently than annually. All dividends and distributions are reinvested in additional shares of the Funds at net asset value, as of the record date for the distributions.


TAXES

PLEASE CONSULT YOUR TAX ADVISER REGARDING YOUR SPECIFIC QUESTIONS ABOUT FEDERAL, STATE AND LOCAL INCOME TAXES. Below we have summarized some important tax issues that affect the Funds and their shareholders. This summary is based on current tax laws, which may change.

The Funds believe that they will not have to pay income taxes if they distribute all of their income and gains. Net income and realized capital gains that the Funds distribute are not currently taxable when left to accumulate within a variable annuity or variable life insurance contract or under a qualified pension or retirement plan.

MORE INFORMATION ABOUT TAXES IS IN THE STATEMENT OF ADDITIONAL INFORMATION.



8 PROSPECTUS

ARMADA FUNDS LOGO

ARMADA ADVANTAGE FUNDS


INVESTMENT ADVISER
National City Investment Management Company ("IMC")
1900 E. Ninth Street
Cleveland, Ohio 44114

DISTRIBUTOR
SEI Investments Distribution Co.
One Freedom Valley Drive
Oaks, Pennsylvania 19456

LEGAL COUNSEL
Drinker Biddle & Reath LLP
One Logan Square
18th and Cherry Streets
Philadelphia, PA 19103-6996



More information about each Fund is available without charge through the following:

STATEMENT OF ADDITIONAL INFORMATION (SAI)
The SAI dated August 11, 1999, includes detailed information about the Armada Advantage Funds. The SAI is on file with the SEC and is incorporated by reference into this prospectus. This means that the SAI, for legal purposes, is a part of this prospectus.

ANNUAL AND SEMI-ANNUAL REPORTS
Annual and semi-annual reports are not currently available because the funds are new. When available, the reports will list each Fund's holdings and contain information from the Fund's managers about strategies, and recent market conditions and trends. The reports will also contain detailed financial information about the Funds.

TO OBTAIN MORE INFORMATION:
BY TELEPHONE: Call 1-800-862-6668
BY MAIL: Write to us at One Freedom Valley Drive, Oaks, PA 19456
FROM THE SEC: You can also obtain the SAI or other information about the Armada Advantage Funds of the Parkstone Advantage Fund, from the SEC's website ("http://www.sec.gov"). You may review and copy documents at the SEC Public Reference Room in Washington, DC (for information call 1-800-SEC-0330). You may request documents by mail from the SEC, upon payment of a duplicating fee, by writing to: Securities and Exchange Commission, Public Reference Section, Washington, DC 20549-6009.


The Parkstone Advantage Fund's Investment Company Act registration number is 811-7850.

                       ARMADA ADVANTAGE EQUITY GROWTH FUND

                    ARMADA ADVANTAGE BALANCED ALLOCATION FUND



                         Each an Investment Portfolio of

                          THE PARKSTONE ADVANTAGE FUND

                       Statement of Additional Information


                                August 11, 1999

         This Statement of Additional Information is not a Prospectus, but should be read in conjunction with the Prospectus for Armada Advantage Equity Growth Fund and the Armada Advantage Balanced Allocation Fund of The Parkstone Advantage Fund dated August 11, 1999, which may be supplemented from time to time. This Statement of Additional Information is incorporated by reference in its entirety into the Prospectus. The Funds are new mutual funds. Copies of the Prospectus and the Annual Report to Shareholders, following the Fund's first fiscal period, may be obtained without charge, upon request, by writing The Parkstone Advantage Fund at One Freedom Valley Drive, Oaks, PA 19456, or by calling toll free (800) 862-6668.

                                TABLE OF CONTENTS

                                                                                                               PAGE



INVESTMENTS AND RISKS............................................................................................1
         Additional Information on Portfolio Instruments.........................................................1
         Foreign Securities......................................................................................2
         Foreign Government Obligations..........................................................................2
         Foreign Currency Transactions...........................................................................2
         Convertible Securities..................................................................................3
         Warrants................................................................................................4
         Futures Contracts and Related Options...................................................................4
         "Covered Call" Options..................................................................................4
         Asset-Backed Securities.................................................................................5
         Interest Rate and Total Return Swaps....................................................................7
         Income Participation Loans..............................................................................7
         Short-Term Obligations..................................................................................8
         When-Issued Securities..................................................................................9
         Repurchase Agreements...................................................................................9
         Reverse Repurchase Agreements..........................................................................10
         U.S. Government Obligations............................................................................10
         Variable and Floating Rate Obligations.................................................................10
         Securities of Other Investment Companies...............................................................11
         Lending of Portfolio Securities........................................................................11
         Portfolio Turnover.....................................................................................11
         Additional Investment Limitations......................................................................12
NET ASSET VALUE.................................................................................................13
         Valuation of the Funds.................................................................................13
ADDITIONAL PURCHASE AND REDEMPTION INFORMATION..................................................................13
MANAGEMENT OF THE TRUST.........................................................................................14
         Trustees and Officers..................................................................................14
         Investment Adviser.....................................................................................18
         Portfolio Transactions.................................................................................19
         Authority to Act as Investment Adviser.................................................................21
         Glass-Steagall Act.....................................................................................21
         Administrator..........................................................................................22
         Distributor............................................................................................23
         Custodians, Transfer Agent and Fund Accounting Services................................................23
         Independent Auditors...................................................................................23
ADDITIONAL INFORMATION..........................................................................................24
         Description of Shares..................................................................................24
         Vote of a Majority of the Outstanding Shares...........................................................25
         Shareholder and Trustee Liability......................................................................25
         Additional Tax Information.............................................................................26
         Performance Information................................................................................27
         Yields of the Funds....................................................................................28
         Calculation of Total Return............................................................................28

                                TABLE OF CONTENTS
                                   (CONTINUED)


                                                                                                               PAGE



         Performance Comparisons................................................................................29
         Miscellaneous..........................................................................................30
         Financial Statements...................................................................................31
APPENDIX A.....................................................................................................A-1
APPENDIX B.....................................................................................................B-1

                       STATEMENT OF ADDITIONAL INFORMATION

                          THE PARKSTONE ADVANTAGE FUND


         The Parkstone Advantage Fund (the "Trust") is an open-end management company which offers six separate and diversified investment portfolios (collectively, the "Funds" and each individually, a "Fund"), each with a different investment objective. The Trust was organized in the Commonwealth of Massachusetts on May 19, 1993. The Trust is established exclusively for the purpose of providing an investment vehicle for variable annuity contracts and variable life insurance policies offered by the separate accounts of various life insurance companies (the "Participating Insurance Companies"). Shares of the Trust are not offered to the general public but solely to such separate accounts (the "Separate Accounts").

         The Trust offers six variable net asset value funds: the Parkstone Advantage Small Capitalization Fund, the Parkstone Advantage Mid Capitalization Fund, the Parkstone Advantage Bond Fund, the Parkstone Advantage International Discovery Fund, the Armada Advantage Equity Growth Fund (the "Equity Growth Fund") and the Armada Advantage Balanced Allocation Fund (the "Balanced Allocation Fund"). This Statement of Additional Information relates solely to the Equity Growth Fund and Balanced Allocation Fund. The investment objective of the Equity Growth Fund is to provide capital appreciation by investing in a diversified portfolio of publicly traded larger cap equity securities. The investment objective of the Balanced Allocation Fund is to provide long-term capital appreciation and current income.

         Much of the information contained in this Statement of Additional Information expands upon subjects discussed in the Prospectus of the Funds described above. Capitalized terms not defined herein are defined in the Prospectus. No investment in shares of a Fund should be made without first reading the Funds' Prospectus.

                              INVESTMENTS AND RISKS


         The following policies supplement the investment objectives, principal investment strategies and related risks of the Balanced Allocation and Equity Growth Funds of the Trust as set forth in the Balanced Allocation and Equity Growth Funds' Prospectus for the Trust.

         The Armada Advantage Equity Growth Fund may invest up to 20% of its assets in one or more of the following: futures contracts and related options, options, foreign securities, foreign currency exchange contracts, exchange-rate related securities, when-issued securities, short-term obligations, and illiquid securities. In order to generate additional income, each Fund may, from time to time, lend its portfolio securities to broker-dealers, banks or other institutional borrowers.

ADDITIONAL INFORMATION ON PORTFOLIO INSTRUMENTS

         Attached to this Statement of Additional Information is Appendix A which contains descriptions of the rating symbols used by Standard & Poor's Rating Group ("S&P"), Fitch IBCA,

Inc. ("Fitch IBCA"), Duff & Phelps Credit Rating Co. ("Duff"), and Moody's Investors Service, Inc. ("Moody's") for securities which may be held by the Fund.

FOREIGN SECURITIES
------------------

         Unanticipated political or social developments may affect the value of the Equity Growth and Balanced Allocation Funds' investments in emerging market countries and the availability to the Fund of additional investments in those countries. The small size, relatively unseasoned nature of the securities markets and limited volume of trading in securities in certain of these countries may make the Balanced Allocation Fund's investments there illiquid and more volatile than investments in Japan or most Western European countries. In addition, the Balanced Allocation Fund may be required to establish special custodial or other arrangements before making certain investments. Moreover, there may be little financial or accounting information available with respect to issuers located in certain emerging market countries, and it may be difficult as a result to assess the value or prospects of an investment in such issuers.

FOREIGN GOVERNMENT OBLIGATIONS
------------------------------

         The Equity Growth and Balanced Allocation Funds may purchase debt obligations issued or guaranteed by governments (including states, provinces or municipalities) of countries other than the United States, or by their agencies, authorities or instrumentalities. The percentage of assets invested in securities of a particular country or denominated in a particular currency will vary in accordance with the adviser's assessment of gross domestic product in relation to aggregate debt, current account surplus or deficit, the trend of the current account, reserves available to defend the currency, and the monetary and fiscal policies of the government.

FOREIGN CURRENCY TRANSACTIONS
-----------------------------

         In order to protect against a possible loss on investments resulting from a decline or appreciation in the value of a particular foreign currency against the U.S. dollar or another foreign currency or for other reasons, the Equity Growth and Balanced Allocation Funds is authorized to enter into forward currency exchange contracts. These contracts involve an obligation to purchase or sell a specified currency at a future date at a price set at the time of the contract. Forward currency contracts do not eliminate fluctuations in the values of portfolio securities but rather allow the Balanced Allocation Fund to establish a rate of exchange for a future point in time.

         When entering into a contract for the purchase or sale of a security, the Balanced Allocation Fund may enter into a forward foreign currency exchange contract for the amount of the purchase or sale price to protect against variations, between the date the security is purchased or sold and the date on which payment is made or received, in the value of the foreign currency relative to the U.S. dollar or other foreign currency.

         When the adviser anticipates that a particular foreign currency may decline substantially relative to the U.S. dollar or other leading currencies, in order to reduce risk, the Balanced Allocation Fund may enter into a forward contract to sell, for a fixed amount, the amount of foreign currency approximating the value of some or all of the Balanced Allocation Fund's securities denominated in such foreign currency. Similarly, when the obligations held by the Balanced Allocation Fund create a short position in a foreign currency, the Balanced Allocation Fund may enter into a forward contract to buy, for a fixed amount, an amount of foreign currency approximating the short position. With respect to any forward foreign currency contract, it will not generally be possible to match precisely the amount covered by that contract and the value of the securities involved due to the changes in the values of such securities resulting from market movements between the date the forward contract is entered into and the date it matures. In addition, while forward contracts may offer protection from losses resulting from declines or appreciation in the value of a particular foreign currency, they also limit potential gains which might result from changes in the value of such currency. The Balanced Allocation Fund will also incur costs in connection with forward foreign currency exchange contracts and conversions of foreign currencies and U.S. dollars.

         A separate account consisting of cash or liquid securities equal to the amount of the Balanced Allocation Fund's assets that could be required to consummate forward contracts will be established with the Trust's custodian except to the extent the contracts are otherwise "covered." For the purpose of determining the adequacy of the securities in the account, the deposited securities will be valued at market or fair value. If the market or fair value of such securities declines, additional cash or liquid securities will be placed in the account daily so that the value of the account will equal the amount of such commitments by the Balanced Allocation Fund. A forward contract to sell a foreign currency is "covered" if the Balanced Allocation Fund owns the currency (or securities denominated in the currency) underlying the contract, or holds a forward contract (or call option) permitting the Balanced Allocation Fund to buy the same currency at a price no higher than the Fund's price to sell the currency. A forward contract to buy a foreign currency is "covered" if the Balanced Allocation Fund holds a forward contract (or call option) permitting the Balanced Allocation Fund to sell the same currency at a price as high as or higher than the Balanced Allocation Fund's price to buy the currency.

CONVERTIBLE SECURITIES
----------------------

         Convertible securities entitle the holder to receive interest paid or accrued on debt or the dividend paid on preferred stock until the securities mature or are redeemed, converted or exchanged. Prior to conversion, convertible securities have characteristics similar to ordinary debt securities in that they normally provide a stable stream of income with generally higher yields than those of common stock of the same or similar issuers. Convertible securities rank senior to common stock in a corporation's capital structure and therefore generally entail less risk than the corporation's common stock. The value of the convertibility feature depends in large measure upon the degree to which the convertible security sells above its value as a fixed income security.

         In selecting convertible securities for the Balanced Allocation and Equity Growth Funds, the adviser will consider, among other factors, the creditworthiness of the issuers of the securities; the interest or dividend income generated by the securities; the potential for capital appreciation of the securities and the underlying common stocks; the prices of the securities relative to other comparable securities and to the underlying common stocks; whether the securities are entitled to the benefits of sinking funds or other protective conditions; diversification of the Balanced Allocation and Equity Growth Funds' respective portfolios as to issuers; and the ratings of the securities. Since credit rating agencies may fail to timely change the credit ratings of securities to reflect subsequent events, the adviser will consider whether such issuers will have sufficient cash flow and profits to meet required principal and interest payments. The Balanced Allocation and

Equity Growth Funds may retain a portfolio security whose rating has been changed if the adviser deems that retention of such security is warranted.

WARRANTS
--------

         Each Fund may invest in warrants. Warrants enable the owner to subscribe to and purchase a specified number of shares of the issuing corporation at a specified price during a specified period of time. The prices of warrants do not necessarily correlate with the prices of the underlying securities. The purchase of warrants involves the risk that the purchaser could lose the purchase value of the warrant if the right to subscribe to additional shares is not exercised prior to the warrant's expiration. Also, the purchase of warrants involves the risk that the effective price paid for the warrant added to the subscription price of the related security may exceed the value of the subscribed security's market price such as when there is no movement in the level of the underlying security.

FUTURES CONTRACTS AND RELATED OPTIONS
-------------------------------------

         The Balanced Allocation and Equity Growth Funds may invest in futures contracts and related options. For a detailed description of these investments and related risks, see Appendix B attached to this Statement of Additional Information.

"COVERED CALL" OPTIONS
----------------------

         The Balanced Allocation and Equity Growth Funds will write call options only if they are "covered." The option is "covered" if a Fund owns the security underlying the call or has an absolute and immediate right to acquire that security without additional cash consideration (or, if additional cash consideration is required, liquid assets of equal value are held in a segregated account by its custodian) upon conversion or exchange of other securities held by it. For a call option on an index, the option is covered if the Fund maintains with its custodian a portfolio of securities substantially replicating the movement of the index, or liquid assets equal to the contract value. A call option is also covered if the Fund holds a call on the same security or index as the call written where the exercise price of the call held is (i) equal to or less than the exercise price of the call written, or (ii) greater than the exercise price of the call written provided the difference is maintained by the Fund in liquid assets in a segregated account with its custodian.

         A Fund's obligation to sell a security subject to a covered call option written by it may be terminated prior to the expiration date of the option by the Fund's execution of a closing purchase transaction, which is effected by purchasing on an exchange an option of the same series (i.e., same underlying security, exercise price and expiration date) as the option previously written. Such a purchase does not result in the ownership of an option. A closing purchase transaction will ordinarily be effected to realize a profit on an outstanding option, to prevent an underlying security from being called, to permit the sale of the underlying security or to permit the writing of a new option containing different terms on such underlying security. The cost of such a liquidation purchase plus transaction costs may be greater than the premium received upon the original option, in which event the Fund will have incurred a loss on the transaction. There is no assurance that a liquid secondary market will exist for any particular option. An option writer, unable to effect a closing purchase transaction, will not be able to sell the underlying security until the option expires or the optioned security is delivered upon exercise with the result that the writer in such circumstances will be subject to the risk of market decline or appreciation in the security during such period.

         When a Fund writes an option, an amount equal to the net premium (the premium less the commission) received by the Fund is included in the liability section of the Fund's statement of assets and liabilities as a deferred credit. The amount of this deferred credit will be subsequently marked-to-market to reflect the current value of the option written. The current value of the traded option is the last sale price or, in the absence of a sale, the current bid price. If an option written by a Fund expires on the stipulated expiration date or if the Fund enters into a closing purchase transaction, it will realize a gain (or loss if the cost of a closing purchase transaction exceeds the net premium received when the option is sold) and the deferred credit related to such option will be eliminated. If an option written by the Fund is exercised, the proceeds of the sale will be increased by the net premium originally received and the Fund will realize a gain or loss.

         There are several risks associated with transactions in certain options. For example, there are significant differences between the securities and options markets that could result in an imperfect correlation between these markets, causing a given transaction not to achieve its objectives. In addition, a liquid secondary market for particular options, whether traded over-the-counter or on a securities exchange may be absent for reasons which include the following: there may be insufficient trading interest in certain options; restrictions may be imposed by an exchange on opening transactions or closing transactions or both; trading halts, suspensions or other restrictions may be imposed with respect to particular classes or series of options or underlying securities or currencies; unusual or unforeseen circumstances may interrupt normal operations on an exchange; the facilities of an exchange or the Options Clearing Corporation may not at all times be adequate to handle current trading value; or one or more exchanges could, for economic or other reasons, decide or be compelled at some future date to discontinue the trading of options (or a particular class or series of options), in which event the secondary market on that exchange (or in that class or series of options) would cease to exist, although outstanding options that had been issued by the Options Clearing Corporation as a result of trades on that exchange would continue to be exercisable in accordance with their terms.

ASSET-BACKED SECURITIES
-----------------------

         The Balanced Allocation Fund may purchase asset-backed securities, which are securities backed by mortgages, installment contracts, credit card receivables or other assets. Asset-backed securities represent interests in "pools" of assets in which payments of both interest and principal on the securities are made periodically, thus in effect "passing through" periodic payments made by the individual borrowers on the assets that underlie the securities, net of any fees paid to the issuer or guarantor of the securities. The average life of asset-backed securities varies with the maturities of the underlying instruments, and the average life of a mortgage-backed instrument, in particular, is likely to be substantially less than the original maturity of the mortgage pools underlying the securities as a result of mortgage prepayments. For this and other reasons, an asset-backed security's stated maturity may be shortened, and the security's total return may be difficult to predict precisely. Asset-backed securities acquired by the Balanced Allocation Fund may include collateralized mortgage obligations ("CMOs") issued by private companies.

         The Balanced Allocation Fund may invest in securities the timely payment of principal and interest on which are guaranteed by the Government National Mortgage Association ("GNMA") a wholly-owned U.S. Government corporation within the Department of Housing and Urban Development. The market value and interest yield of these instruments can vary due to market interest rate fluctuations and early prepayments of underlying mortgages. These securities represent ownership in a pool of federally insured mortgage loans. GNMA certificates consist of underlying mortgages with a maximum maturity of 30 years. However, due to scheduled and unscheduled principal payments, GNMA certificates have a shorter average maturity and, therefore, less principal volatility than a comparable 30-year bond. Since prepayment rates vary widely, it is not possible to predict accurately the average maturity of a particular GNMA pool. GNMA securities differ from conventional bonds in that principal is paid back to the certificate holders over the life of the loan rather than at maturity. The scheduled monthly interest and principal payments relating to mortgages in the pool are "passed through" to investors. In addition, there may be unscheduled principal payments representing prepayments on the underlying mortgages. Although GNMA certificates may offer yields higher than those available from other types of U.S. Government securities, GNMA certificates may be less effective than other types of securities as a means of "locking in" attractive long-term rates because of the prepayment feature. For instance, when interest rates decline, the value of a GNMA certificate likely will not rise as much as comparable debt securities due to the prepayment feature. In addition, these prepayments can cause the price of a GNMA certificate originally purchased at a premium to decline in price to its par value, which may result in a loss.

         There are a number of important differences among the agencies and instrumentalities of the U.S. Government that issue mortgage-related securities and among the securities that they issue. Mortgage-related securities guaranteed by the GNMA include GNMA Mortgage Pass-Through Certificates (also known as "Ginnie Maes") which are guaranteed as to the timely payment of principal and interest by GNMA and such guarantee is backed by the full faith and credit of the United States. GNMA is a wholly-owned U.S. Government corporation within the Department of Housing and Urban Development. GNMA certificates also are supported by the authority of GNMA to borrow funds from the U.S. Treasury to make payments under its guarantee. Mortgage-backed securities issued by the FNMA include FNMA Guaranteed Mortgage Pass-Through Certificates (also known as "Fannie Maes") which are solely the obligations of the FNMA and are not backed by or entitled to the full faith and credit of the United States, but are supported by the right of the issuer to borrow from the Treasury. FNMA is a government-sponsored organization owned entirely by private stockholders. Fannie Maes are guaranteed as to timely payment of the principal and interest by FNMA. Mortgage-related securities issued by the FHLMC include FHLMC Mortgage Participation Certificates (also known as "Freddie Macs" or "PCs"). They are solely the obligations of the FHLMC and guaranteed as to timely payment of the principal and interest by FHLMC only.

         Non-mortgage asset-backed securities involve certain risks that are not presented by mortgage-backed securities. Primarily, these securities may not have the benefit of the same security interest in the underlying collateral. Credit card receivables are generally unsecured and the debtors are entitled to the protection of a number of state and federal consumer credit laws, many of which have given debtors the right to set off certain amounts owed on the credit cards, thereby reducing the balance due. Most issuers of automobile receivables permit the servicers to retain possession of the underlying obligations. If the servicer were to sell these obligations to another party, there is a risk that the purchaser would acquire an interest superior to that of the holders of the related automobile receivables. In addition, because of the large number of vehicles involved in a typical issuance and technical requirements under state laws, the trustee for the holders of the automobile receivables may not have an effective security interest in all of the obligations backing such receivables. Therefore, there is a possibility that recoveries on repossessed collateral may not, in some cases, be able to support payments on these securities.

INTEREST RATE AND TOTAL RETURN SWAPS
------------------------------------

         The Balanced Allocation Fund may enter into interest rate or total return swaps for hedging purposes and not for speculation. It will typically use interest rate or total return swaps to preserve a return on a particular investment or portion of its portfolio or to shorten the effective duration of its investments. Swaps involve the exchange by the Balanced Allocation Fund with another party of their respective commitments to pay or receive interest or the total return of a predefined "index," such as an exchange of fixed rate payments for floating rate payments or an exchange of a floating rate payment for the total return on an index.

         The Balanced Allocation Fund will only enter into swaps on a net basis, (i.e., the two payment streams are netted out, with the Fund receiving or paying, as the case may be, only the net amount of the two payments). Inasmuch as these transactions are entered into for good faith hedging purposes, the Balanced Allocation Fund and its adviser believe that such obligations do not constitute senior securities as defined in the 1940 Act and, accordingly, will not treat them as being subject to the Fund's borrowing restrictions. The net amount of the excess, if any, of the Balanced Allocation Fund's obligations over its entitlements with respect to each swap will be accrued on a daily basis and an amount of liquid assets, such as cash, U.S. government securities or other liquid high grade debt securities, having an aggregate net asset value at least equal to such accrued excess will be maintained in a segregated account by the Balanced Allocation Fund's custodian.

         If there is a default by the other party to a swap transaction, the Balanced Allocation Fund will have contractual remedies pursuant to the agreements related to the transaction. The swap market has grown substantially in recent years with a large number of banks and investment banking firms acting both as principals and as agents utilizing standardized swap documentation. As a result, the swap market has become relatively liquid in comparison with markets for other similar instruments which are traded in the Interbank market.

INCOME PARTICIPATION LOANS
--------------------------

         The Balanced Allocation Fund may make or acquire participations in privately negotiated loans to borrowers. Frequently, such loans have variable interest rates and may be backed by a bank letter of credit; in other cases they may be unsecured. Such transactions may provide an opportunity to achieve higher yields than those that may be available from other securities offered and sold to the general public.

         Privately arranged loans, however, will generally not be rated by a credit rating agency and will normally be liquid, if at all, only through a provision requiring repayment following demand by the lender. Such loans made by the Balanced Allocation Fund may have a demand provision permitting the Balanced Allocation Fund to require repayment within seven days. Participations in such loans, however, may not have such a demand provision and may not be otherwise marketable. Recovery of an investment in any such loan that is illiquid and payable on demand will depend on the ability of the borrower to meet an obligation for full repayment of principal and payment of accrued interest within the demand period, normally seven days or less (unless the Balanced

Allocation Fund determines that a particular loan issue, unlike most such loans, has a readily available market). As it deems appropriate, the Board of Trustees of the Trust will establish procedures to monitor the credit standing of each such borrower, including its ability to honor contractual payment obligations.

SHORT-TERM OBLIGATIONS
----------------------

         Each Fund may invest directly in various short-term obligations including those described below.

         Investments include commercial paper and other short-term promissory notes issued by corporations (including variable and floating rate instruments). In addition, each Fund may invest in Canadian Commercial Paper ("CCP"), which is commercial paper issued by a Canadian corporation or a Canadian counterpart of a U.S. corporation, and in Europaper, which is U.S. dollar denominated commercial paper of a foreign issuer. Each Fund may also acquire zero coupon obligations, which have greater price volatility than coupon obligations and which will not result in the payment of interest until maturity.

         Bank obligations include bankers' acceptances and negotiable certificates of deposit, and non-negotiable demand and time deposits issued for a definite period of time and earning a specified return by a U.S. bank which is a member of the Federal Reserve System. Bank obligations also include U.S. dollar denominated bankers' acceptances and certificates of deposit and time deposits issued by foreign branches of U.S. banks or foreign banks. Investment in bank obligations is limited to the obligations of financial institutions having more than $1 billion in total assets at the time of purchase. Each Fund may also make interest bearing savings deposits in commercial and savings banks not in excess of 5% of its total assets. Investment in non-negotiable time deposits is limited to no more than 5% of a Fund's total assets at the time of purchase.

         Each Fund may make limited investments in "GICs" issued by U.S. insurance companies. When investing in GICs, a Fund makes cash contributions to a deposit fund or an insurance company's general account. The insurance company then credits to the Fund monthly a guaranteed minimum interest which is based on an index. The insurance company may assess periodic charges against a GIC for expense and service costs allocable to it, and the charges will be deducted from the value of the deposit fund. A Fund will purchase a GIC only when its adviser has determined, under guidelines established by the Board of Trustees, that the GIC presents minimal credit risks to the Fund and is of comparable quality to instruments that are rated high quality by one or more rating agencies. In addition, because the Fund may not receive the principal amount of a GIC from the insurance company on seven days' notice or less, the GIC is considered an illiquid investment, and, together with other instruments in the Fund which are not readily marketable, will not exceed 15% of the Fund's net assets.

WHEN-ISSUED SECURITIES
----------------------

         Each Fund may purchase securities on a "when-issued" basis (i.e., for delivery beyond the normal settlement date at a stated price and yield). When a Fund agrees to purchase when-issued securities, the custodian sets aside cash or liquid portfolio securities equal to the amount of the commitment in a separate account. Normally, the custodian will set aside portfolio securities to satisfy a purchase commitment, and in such a case a Fund may be required subsequently to place additional assets in the separate account in order to ensure that the value of the account remains equal to the amount of the Fund's commitment, marked to market daily. It is likely that a Fund's net assets will fluctuate to a greater degree when it sets aside portfolio securities to cover such purchase commitments than when it sets aside cash. Because a Fund will set aside cash or liquid assets to satisfy its purchase commitments in the manner described, the Fund's liquidity and ability to manage its portfolio might be affected in the event its commitments to purchase when-issued securities ever exceeded 25% of the value of its total assets.

         When a Fund engages in when-issued transactions, it relies on the seller to consummate the trade. Failure of the seller to do so may result in the Fund's incurring a loss or missing an opportunity to obtain a price considered to be advantageous.

REPURCHASE AGREEMENTS
---------------------

         Securities held by the Funds may be subject to repurchase agreements. Under the terms of a repurchase agreement, a Fund purchases securities from financial institutions such as banks and broker-dealers which the adviser deems creditworthy under guidelines approved by the Board of Trustees, subject to the seller's agreement to repurchase such securities at a mutually agreed-upon date and price. The repurchase price generally equals the price paid by the Fund plus interest negotiated on the basis of current short term rates, which may be more or less than the rate on the underlying portfolio securities. The seller under a repurchase agreement will be required to maintain the value of collateral held pursuant to the agreement at not less than the repurchase price (including accrued interest). If the seller were to default on its repurchase obligation or become insolvent, the Fund would suffer a loss to the extent that the proceeds from a sale of the underlying portfolio securities were less than the repurchase price under the agreement, or to the extent that the disposition of such securities by the Fund were delayed pending court action. Although there is no controlling legal precedent confirming that a Fund would be entitled, as against a claim by such seller or its receiver or trustee in bankruptcy, to retain the underlying securities, the Board of Trustees of the Trust believes that, under the regular procedures normally in effect for custody of a Fund's securities subject to repurchase agreements and under federal laws, a court of competent jurisdiction would rule in favor of the Trust if presented with the question. Securities subject to repurchase agreements will be held by the Trust's custodian or another qualified custodian or in the Federal Reserve/Treasury book-entry system. Repurchase agreements are considered to be loans by the Fund under the 1940 Act.

REVERSE REPURCHASE AGREEMENTS
-----------------------------

         Each Fund may borrow funds for temporary purposes by entering into reverse repurchase agreements in accordance with its investment restrictions. Pursuant to such agreements, a Fund would sell portfolio securities to financial institutions such as banks and broker-dealers, and agree to repurchase them at a mutually agreed-upon date and price. A Fund intends to enter into reverse repurchase agreements only to avoid otherwise selling securities during unfavorable market conditions to meet redemptions. At the time a Fund enters into a reverse repurchase agreement, it will place in a segregated custodial account assets such as U.S. Government securities or other liquid, high grade debt securities consistent with the Fund's investment restrictions having a value equal to the repurchase price (including accrued interest), and will subsequently monitor the account to ensure that such equivalent value is maintained. Reverse repurchase agreements involve the risk that the market value of the securities sold by the Fund may decline below the price at which it is obligated to repurchase the securities. Reverse repurchase agreements are considered to be borrowings by the Fund under the Investment Company Act of 1940.

U.S. GOVERNMENT OBLIGATIONS
---------------------------

         As described in the Prospectus, each Fund may purchase obligations issued or guaranteed by the U.S. Government, its agencies or instrumentalities. Some of these obligations are supported by the full faith and credit of the U.S. Treasury, such as obligations issued by the Government National Mortgage Association. Others, such as those of the Export-Import Bank of the United States, are supported by the right of the issuer to borrow from the U.S. Treasury; others, such as those of the Federal National Mortgage Association, are supported by the discretionary authority of the U.S. Government to purchase the agency's obligations; and still others, such as those of the Student Loan Marketing Association, are supported only by the credit of the agency or instrumentality issuing the obligation. No assurance can be given that the U.S. Government would provide financial support to U.S. Government-sponsored agencies or instrumentalities if it is not obligated to do so by law.

VARIABLE AND FLOATING RATE OBLIGATIONS
--------------------------------------

         Each Fund may purchase variable and floating rate obligations (including variable amount master demand notes) which are unsecured instruments that permit the indebtedness thereunder to vary and provide for periodic adjustments in the interest rate. Because variable and floating rate obligations are direct lending arrangements between the Fund and the issuer, they are not normally traded although certain variable and floating rate obligations, such as Student Loan Marketing Association variable rate obligations, may have a more active secondary market because they are issued or guaranteed by the U.S. Government or its agencies or instrumentalities. Even though there may be no active secondary market in such instruments, a Fund may demand payment of principal and accrued interest at a time specified in the instrument or may resell them to a third party. Such obligations may be backed by bank letters of credit or guarantees issued by banks, other financial institutions or the U.S. government, its agencies or instrumentalities. The quality of any letter of credit or guarantee will be rated high quality or, if unrated, will be determined to be of comparable quality by the adviser. In the event an issuer of a variable or floating rate obligation defaulted on its payment obligation, a Fund might be unable to dispose of the instrument because of the absence of a secondary market and could, for this or other reasons, suffer a loss to the extent of the default.

SECURITIES OF OTHER INVESTMENT COMPANIES
----------------------------------------

         Each Fund currently intends to limit its investments in securities issued by other investment companies so that, as determined immediately after a purchase of such securities is made: (i) not more than 5% of the value of the Fund's total assets will be invested in the securities of any one investment company; (ii) not more than 10% of the value of its total assets will be invested in the aggregate in securities of investment companies as a group; and
(iii) not more than 3% of the outstanding voting stock of any one investment company will be owned by the Fund or by the Trust as a whole.

LENDING OF PORTFOLIO SECURITIES
-------------------------------

         The Equity Growth and Balanced Allocation Funds may lend securities pursuant to agreements requiring that the loans be continuously secured by cash, securities of the U.S. government or its agencies, or any combination of cash and such securities, as collateral equal to 100% of the market value at all times of the securities lent. Such loans will not be made if, as a result, the aggregate amount of all outstanding securities loans for the Fund exceed one-third of the value of its total assets taken at fair market value. The Equity Growth Fund will continue to receive interest on the securities lent while simultaneously earning interest on the investment of the cash collateral in U.S. government securities. However, the Fund will normally pay lending fees to such broker-dealers and related expenses from the interest earned on invested collateral. There may be risks of delay in receiving additional collateral or risks of delay in recovery of the securities or even loss of rights in the collateral should the borrower of the securities fail financially. However, loans are made only to borrowers deemed by the Adviser to be of good standing and when, in the judgment of the adviser, the consideration which can be earned currently from such securities loans justifies the attendant risk. Any loan may be terminated by either party upon reasonable notice to the other party.

PORTFOLIO TURNOVER
------------------

         Each Fund may engage in short term trading and may sell securities which have been held for periods ranging from several months to less than a day. Portfolio turnover will tend to rise during periods of economic turbulence and decline during periods of stable growth. The Balanced Allocation Fund's annual portfolio turnover is not expected to exceed 200% under normal market conditions. The Equity Growth Fund's annual portfolio turnover is not expected to exceed 100% under normal market conditions.

         The portfolio turnover rate for each Fund is calculated by dividing the lesser of purchases or sales of portfolio securities for the year by the monthly average value of the portfolio securities. The calculation excludes U.S. Government securities and all securities whose maturities at the time of acquisition were one year or less. Portfolio turnover may vary greatly from year to year as well as within a particular year, and may also be affected by cash requirements for redemptions of shares and by requirements which enable a Fund to receive certain favorable tax treatment. Portfolio turnover will not be a limiting factor in making investment decisions.

ADDITIONAL INVESTMENT LIMITATIONS
---------------------------------

         In addition to the investment limitations disclosed in the Prospectus, the Funds are subject to the following investment limitations which may be changed with respect to a particular Fund only by a vote of the holders of a majority of such Fund's outstanding shares (as defined under "Miscellaneous" in the Prospectus).

         No Fund may:

                  1. Purchase or sell real estate, except that the Fund may purchase securities of issuers which deal in real estate and may purchase securities which are secured by interests in real estate.

                  2. Invest in commodities, except that as consistent with its investment objective and policies the Fund may: (a) purchase and sell options, forward contracts, futures contracts, including without limitation those relating to indices; (b) purchase and sell options on futures contracts or indices; and (c) purchase publicly traded securities of companies engaging in whole or in part in such activities. For purposes of this investment limitation, "commodities" will include commodity contracts.

                  3. Act as an underwriter of securities within the meaning of the Securities Act of 1933 except insofar as the Fund might be deemed to be an underwriter upon the disposition of portfolio securities acquired within the limitation on purchases of illiquid securities and except to the extent that the purchase of obligations directly from the issuer thereof in accordance with its investment objective, policies and limitations may be deemed to be underwriting.

         In addition, the Funds are subject to the following non-fundamental limitations, which may be changed without the vote of shareholders.

         No Fund may:

                  1. Acquire any other investment company or investment company security except in connection with a merger, consolidation, reorganization or acquisition of assets or where otherwise permitted under the 1940 Act.

                  2. Write or sell put options, call options, straddles, spreads, or any combination thereof, except as consistent with the Fund's investment objective and policies for transactions in options on securities or indices of securities, futures contracts and options on futures contracts and in similar investments.

                  3. Purchase securities on margin, make short sales of securities or maintain a short position, except that, as consistent with a Fund's investment objective and policies, (a) this investment limitation shall not apply to the Fund's transactions in futures contracts and related options, options on securities or indices of securities and similar instruments, and (b) the Fund may obtain short-term credit as may be necessary for the clearance of purchases and sales of portfolio securities.

                  4. Purchase securities of companies for the purpose of exercising control.

                  5. Invest more than 15% of its net assets in illiquid securities.

                  6. Purchase securities while its outstanding borrowings (including reverse repurchase agreements) are in excess of 5% of its assets. Securities held in escrow or in separate accounts in connection with a Fund's investment practices described in its Prospectus are not deemed to be pledged for purposes of this limitation.

                                 NET ASSET VALUE


         As indicated in the Prospectus, the net asset value of each Fund is determined and the shares of each Fund are priced as of the Valuation Times defined in the Prospectus on each Business Day of the Trust. A "Business Day" is a day on which the New York Stock Exchange (the "NYSE") is open for trading. Currently, the NYSE will not be open in observance of the following holidays:
New Year's Day, Martin Luther King, Jr. Day, Presidents' Day, Good Friday, Memorial Day, Independence Day, Labor Day, Thanksgiving Day and Christmas Day.

VALUATION OF THE FUNDS
----------------------

         Portfolio securities, the principal market for which is a securities exchange, will be valued at the closing sales price on that exchange on the day of computation. With respect to the Armada Advantage Balanced Allocation Fund, if there have been no sales during such day, portfolio securities will be valued at the mean between the most recent quoted bid and asked prices. Portfolio securities, the principal market for which is not a securities exchange, will be valued at the mean between the most recent quoted bid and asked prices in such principal market. With respect to the Armada Advantage Equity Growth Fund and the equity securities of the Armada Advantage Balanced Allocation Fund, if there have been no sales during such day, portfolio securities will be valued at the latest bid quotation. In either case, if no such price is available, then such securities will be valued in good faith at their respective fair market values using methods determined by or under the supervision of the Board of Trustees of the Group. Portfolio securities with a remaining maturity of 60 days or less will be valued either at amortized cost or original cost plus accrued interest, which approximates current value. All other assets and securities including securities for which market quotations are not readily available will be valued at their fair market value as determined in good faith under the general supervision of the Board of Trustees of the Group.


                 ADDITIONAL PURCHASE AND REDEMPTION INFORMATION


         Shares of the Funds are sold on a continuous basis by the Trust's distributor SEI Investments Distribution Co. (the "Distributor"). As described in the Prospectus, shares of the Funds are sold and redeemed at their net asset value as next determined after receipt of the purchase or redemption order. Each purchase is confirmed to a separate account in a written statement of the number of shares purchased and the aggregate number of shares currently held.

                             MANAGEMENT OF THE TRUST


TRUSTEES AND OFFICERS

         Overall responsibility for management of the Trust rests with its Board of Trustees, who are elected by the shareholders of the Trust's Funds. The Trustees elect the officers of the Trust to supervise actively its day-to-day operations. One officer of the Trust, Herbert R. Martens, Jr., also serves as a Trustee.

         The Trust will be managed by the Trustees in accordance with the laws of the Commonwealth of Massachusetts governing business trusts. There are currently eight Trustees, six of whom are not "interested persons" of the Trust within the meaning of that term under the 1940 Act. The Trustees of the Trust receive quarterly fees and fees and expenses for each meeting of the Board of Trustees attended. However, no officer or employee of the Distributor, the Adviser or National City Corporation ("NCC") receives any compensation from the Trust for acting as a Trustee of the Trust. The officers of the Trust receive no compensation directly from the Trust for performing the duties of their offices. SEI receives fees from the Trust for acting as Administrator. State Street Bank and Trust Co. receives fees from the Trust for acting as Transfer Agent.

         The Trustees and Officers of the Trust, their addresses and their principal occupations during the past 5 years are as follows:


           NAME AND ADDRESS                    POSITION WITH THE TRUST                 PRINCIPAL OCCUPATION
                                                                                        DURING PAST 5 YEARS
                                                                                      AND OTHER AFFILIATIONS

Robert D. Neary                         Chairman of the Board and Trustee      Retired Co-Chairman of Ernst &
32980 Creekside Drive                                                          Young, April 1984 to September 1993;
Pepper Pike, OH  44124                                                         Director, Cold Metal Products, Inc.,
Age 65                                                                         since March 1994; Director,
                                                                               Strategic Distribution, Inc., since
                                                                               January 1999.


Herbert R. Martens, Jr. *               President and Trustee                  Executive Vice President, National
c/o NatCity Investments, Inc.                                                  City Corporation (bank holding
1965 East Sixth Street                                                         company), since July 1997; Chairman,
Cleveland, OH  44114                                                           President and Chief Executive
Age 46                                                                         Officer, NatCity Investments, Inc.,
                                                                               since July 1995 (investment
                                                                               banking); President and Chief
                                                                               Executive Officer, Raffensberger,
                                                                               Hughes & Co. from 1993 until 1995
                                                                               (broker-dealer).

Leigh Carter *                          Trustee                                Retired President and Chief
13901 Shaker Blvd., #6B                                                        Operating Officer, B.F. Goodrich
Cleveland, OH  44120                                                           Company, August 1986 to September
Age 73                                                                         1990; Director, Adams Express
                                                                               Company (closed-end investment
                                                                               company), April 1982 to December
                                                                               1997; Director, Acromed Corporation
                                                                               (producer of spinal implants),
                                                                               June 1992 to March 1998; Director,
                                                                               Petroleum & Resources Corp.,
                                                                               April 1987 to December 1997;
                                                                               Director, Morrison Products
                                                                               (manufacturer of blower fans and
                                                                               air moving equipment), since April
                                                                               1983; Director, Kirtland Capital
                                                                               Corp. (privately funded investment
                                                                               group), since January 1992; Director,
                                                                               TruSeal Technologies (manufacturer of
                                                                               insulated glass sealants), since April 1997.

           NAME AND ADDRESS                    POSITION WITH THE TRUST                 PRINCIPAL OCCUPATION
                                                                                        DURING PAST 5 YEARS
                                                                                      AND OTHER AFFILIATIONS

John F. Durkott                         Trustee                                President and Chief Operating
8600 Allisonville Road                                                         Officer, Kittle's Home Furnishings
Indianapolis, IN  46250                                                        Center, Inc. since January 1982;
Age 54                                                                         partner, Kittle's Bloomington
                                                                               Properties LLC, since January 1981;
                                                                               partner, KK&D LLC, since January
                                                                               1989; partner KK&D II LLC, since
                                                                               February 1998 (affiliated real
                                                                               estate companies of Kittle's Home
                                                                               Furnishings Center, Inc.).


Robert J. Farling                       Trustee                                Retired Chairman, President and
1608 Balmoral Way                                                              Chief Executive Officer, Centerior
Westlake, OH  44145                                                            Energy (electric utility), March
Age 61                                                                         1992 to October 1997; Director,
                                                                               National City Bank until October
                                                                               1997; Director, Republic Engineered
                                                                               Steels, October 1997 to September
                                                                               1998.


Richard W. Furst                        Trustee                                Professor of Finance and Dean, Carol
600 Autumn Lane                                                                Martin Gatton College of Business
Lexington, KY  40502                                                           and Economics, University of
Age 60                                                                         Kentucky, since 1981; Director, The
                                                                               Seed Corporation (restaurant group),
                                                                               since 1990; Director, Foam Design,
                                                                               Inc., (manufacturer of industrial
                                                                               and commercial foam products), since
                                                                               1993.


Gerald L. Gherlein                      Trustee                                Executive Vice President and General
3679 Greenwood Drive                                                           Counsel, Eaton Corporation, since
Pepper Pike, OH  44124                                                         1991 (global manufacturing);
Age 61                                                                         Trustee, WVIZ Educational Television
                                                                               (public television).


J. William Pullen                       Trustee                                President and Chief Executive
Whayne Supply Company                                                          Officer, Whayne Supply Co. (engine
1400 Cecil Avenue                                                              and heavy equipment distribution),
P.O. Box 35900                                                                 since 1986; President and Chief
Louisville, KY  40232-5900                                                     Executive Officer, American
Age 60                                                                         Contractors Rentals & Sales (rental
                                                                               subsidiary of Whayne Supply Co.),
                                                                               since 1988.

           NAME AND ADDRESS                    POSITION WITH THE TRUST                 PRINCIPAL OCCUPATION
                                                                                        DURING PAST 5 YEARS
                                                                                      AND OTHER AFFILIATIONS

W. Bruce McConnel, III                  Secretary                              Partner of the law firm Drinker
One Logan Square                                                               Biddle & Reath LLP Philadelphia,
18th and Cherry Streets                                                        Pennsylvania.
Philadelphia, PA 19103-6996
Age 56

John Leven                              Treasurer                              Director, Funds Accounting of SEI Investments
One Freedom Valley Drive                                                       Company since March 1999; Division Controller,
Oaks, PA  19456                                                                First Data Corp. from February 1998 to March 1999;
Age 42                                                                         Corporate Controller, FPS Services, a
                                                                               mutual funds servicing company, from February 1993
                                                                               to February 1998; Treasurer, FPS Broker Services,
                                                                               Inc. from March 1993 to December 1998.

Lynda Striegel                          Assistant Treasurer                    Vice President and Assistant
One Freedom Valley Drive                                                       Secretary of SEI Investments Mutual
Oaks, PA  19456                                                                Fund Services and SEI Investments
Age 56                                                                         Distribution Co. since 1998; Senior
                                                                               Asset Management Counsel, Barnett
                                                                               Banks, Inc. from 1997 to 1998; Partner,
                                                                               Groom and Nordberg, Chartered from 1996
                                                                               to 1997; Associate General Counsel, Riggs
                                                                               Bank, N.A. from 1991 to 1995.

         *Mr. Carter and Mr. Martens are each an "interested person" of the Trust, as defined in the 1940 Act.

         Mr. Martens is an "interested person" because (1) he is an Executive Vice President of National City Corporation, (2) he owns shares of common stock and options to purchase common stock of National City Corporation, and (3) he is the Chief Executive Officer of NatCity Investments, Inc., a broker-dealer affiliated with National City Investment Management Company.

         Mr. Carter is an "interested person" of the Trust, as defined in the 1940 Act, due to his ownership of 7,200 shares of stock of National City Corporation, an affiliate of National City Investment Management Company, the Fund's investment adviser.

         The Trust paid an aggregate of $16,500 in Trustees' fees and expenses for the fiscal year ended December 31, 1998 to all Trustees of the Trust who served during that year.

         All of the Trustees also serve as Trustees of The Parkstone Group of Funds and Armada Funds, open-end investment companies managed by the Trust's Investment Adviser. The following table depicts, for the fiscal year ended December 31, 1998, the compensation received by each of the Trustees from the Trust and in total from all investment companies managed by the Investment Adviser to the Trust.

                               COMPENSATION TABLE

NAME OF TRUSTEE         AGGREGATE            PENSION OR             ESTIMATED ANNUAL   TOTAL COMPENSATION FROM THE
                        COMPENSATION FROM    RETIREMENT BENEFITS    BENEFITS UPON      TRUST, THE PARKSTONE GROUP OF
                        THE FUNDS*           ACCRUED AS PART OF     RETIREMENT         FUNDS AND ARMADA FUNDS PAID TO
                                             FUND EXPENSES                             TRUSTEES**

Robert D. Neary                  0                     0                    0                        27,000
Leigh Carter                     0                     0                    0                        23,250
John F. Durkott                  0                     0                    0                        23,250
Robert J. Farling                0                     0                    0                        23,250
Richard W. Furst                 0                     0                    0                        23,250
Gerald L. Gherlein               0                     0                    0                        23,250
Herbert R. Martens, Jr           0                     0                    0                          0
J. William Pullen                0                     0                    0                        23,250
John B. Rapp***                  0                     0                    0                        11,500
Robert M. Beam***                0                     0                    0                        16,500
Lawrence D. Bryan***             0                     0                    0                        16,500
Adrian Charles Edwards***        0                     0                    0                        16,500
James R. Schmank***              0                     0                    0                          0
Brenda M. Harwood***             0                     0                    0                          0


         Each Trustee who is not an affiliated person of SEI or National City Corporation, the ultimate parent of National City Investment Management Company, receives an annual fee of $15,000 plus $3,000 for each Board meeting attended and reimbursement of expenses incurred in attending meetings for services as a Trustee to the Fund Complex. The Chairman of the Board is entitled to receive an additional $5,000 per annum for services in such capacity. Mr. Martens is an employee of National City Corporation. He receives no compensation from the Trust for acting as Trustee.

*The Balanced Allocation and Equity Growth Funds, did not operate during 1998.

**Represents total compensation for the period January 1, 1998 through December 31, 1998.

*** Messrs. Rapp, Beam, Bryan, Edwards and Jones served as Trustees until their resignations on August 14, 1998.

INVESTMENT ADVISER

         Subject to the general supervision of the Trust's Board of Trustees and in accordance with the Funds' investment objectives and restrictions, investment advisory services are provided to the Funds of the Trust by National City Investment Management Company ("IMC" or the "Investment Adviser"), 1900 East Ninth Street, Cleveland, Ohio 44114, pursuant to an Investment Advisory Agreement dated as of September 1, 1999 (the "Investment Advisory Agreement").

         The Investment Adviser is a registered investment adviser and an indirect wholly-owned subsidiary of National City Corporation ("NCC"), a publicly-held bank holding company.

         Under the Investment Advisory Agreement, the Investment Adviser has agreed to provide, either directly or through one or more subadvisers, investment advisory services for each of the Trust's Funds as described in the Prospectus. For the services provided and the expenses assumed pursuant to the Investment Advisory Agreement, each of the Trust's Funds pays the Investment Adviser a fee, computed daily and paid monthly, at an annual rate calculated as a percentage of the average daily net assets of that Fund. The annual rates for the Funds are as follows: .75% for the Balanced Allocation Fund and .75% for the Equity Growth Fund. The Investment Adviser may periodically voluntarily reduce all or a portion of its advisory fee with respect to any Fund to increase the net income of one or more of the Funds available for distribution as dividends. The Adviser intends to waive a portion of the advisory fees during the first nine months of operation of both Funds.

         Pursuant to the Investment Advisory Agreement, the Investment Adviser will pay all expenses, including as applicable, the compensation of any subadvisers directly appointed by it, incurred by it in connection with its activities under the Investment Advisory Agreement other than the cost of securities (including brokerage commissions) if any, purchased for the Trust.

         Unless sooner terminated, the Investment Advisory Agreement continues in effect as to a particular Fund for successive one-year periods ending December 31 of each year if such continuance is approved at least annually (i) by the Trust's Board of Trustees or by vote of a majority of the outstanding voting securities of such Fund and (ii) by vote of a majority of the Trustees who are not parties to the Investment Advisory Agreement, or interested persons (as defined in the 1940 Act) of any such party, cast in person at a meeting called for such purpose. The Investment Advisory Agreement is terminable as to a particular Fund at any time on 60 days' prior written notice without penalty by the Trustees, by vote of a majority of outstanding shares of that Fund, by the Investment Adviser. The Agreement also terminates automatically in the event of any assignment, as defined in the 1940 Act.

         The Investment Advisory Agreement provides that the Investment Adviser shall not be liable for any error of judgment or mistake of law or for any loss suffered by the Trust in connection with the performance of its duties, except a loss suffered by a Fund resulting from a breach of fiduciary duty with respect to its receipt of compensation for services or a loss resulting from willful misfeasance, bad faith or gross negligence on the part of the Investment Adviser in the performance of its duties, or from reckless disregard of its duties and obligations thereunder.

PORTFOLIO TRANSACTIONS

         With respect to all Funds of the Trust pursuant to the Investment Advisory Agreements, the Investment Adviser determines, subject to the general supervision of the Trustees of the Trust and in accordance with each Fund's objective and restrictions, which securities are to be purchased and sold by a Fund and which brokers are to be eligible to execute such Fund's portfolio transactions.

         Purchases and sales of portfolio securities which are debt securities usually are principal transactions in which portfolio securities are normally purchased directly from the issuer or from an underwriter or market maker for the securities. Purchases from underwriters of portfolio securities generally include a commission or concession paid by the issuer to the underwriter, and purchases from dealers, serving as market makers may include the spread between the bid and asked prices. Transactions on stock exchanges involve the payment of negotiated brokerage commissions. Transactions in the over-the-counter market are generally principal transactions with dealers. With respect to the over-the-counter market, the Trust, where possible will deal directly with the dealers who make a market in the securities involved except under those circumstances where better price and execution are available elsewhere.

         Allocation of transactions, including their frequency, to various brokers and dealers is determined by the Investment Adviser in its best judgment and in the manner deemed fair and reasonable to shareholders. The primary consideration is prompt execution of orders in an effective manner at the most favorable price. Subject to this consideration, brokers and dealers who provide supplemental investment research to the Investment Adviser may receive orders for transactions on behalf of the Trust. Information so received is in addition to and not in lieu of services required to be performed by the Investment Adviser and does not reduce the fees payable to such adviser by the Trust . Such information may be useful to the Investment Adviser in serving both the Trust and other clients and, conversely supplemental information obtained by the placement of business of other clients may be useful to the Adviser in carrying out its obligations to the Trust.

         While the Investment Adviser generally seeks competitive commissions, the Trust may not necessarily pay the lowest commission available on each brokerage transaction for the reasons discussed above. See "INVESTMENT OBJECTIVES AND POLICIES - Portfolio Transactions" above.

         The Trust will not acquire portfolio securities issued by, make savings deposits in, or enter into repurchase or reverse repurchase agreements with NCC, the Distributor, or their affiliates, and will not give preference to NCC's correspondents with respect to such transactions, securities, savings deposits, repurchase agreements and reverse repurchase agreements.

         Investment decisions for each Fund of the Trust are made independently from those made for the other Funds or any other portfolio investment company or account managed by the Investment Adviser. Any such other portfolio, investment company or account may also invest in the same securities as the Trust. When a purchase or sale of the same security is made at substantially the same time on behalf of a Fund and another Fund, portfolio, investment company or account, the transaction will be averaged as to price and available investments will be allocated as to amount in a manner which the Investment Adviser believes to be equitable to the Fund(s) and such other portfolio, investment company, or account. In some instances, this investment procedure may adversely affect the price paid or received by a Fund or the size of the position obtained by the Fund. To the extent permitted by law, the Investment Adviser may aggregate the securities to be sold or purchased for a Fund with those to be sold or purchased for other Funds or for other portfolios, investment companies, or accounts in order to obtain best execution. As provided by the Investment Advisory Agreement in making investment recommendations for the Trust, the Investment Adviser will not inquire or take into consideration whether an issuer of securities proposed for purchase or sale by the Trust is a customer of the Investment Adviser, its parent or affiliates, and, in dealing with its customers, the Investment Adviser, its parent and affiliates will not inquire or take into consideration whether securities of such customers are held by the Trust.

AUTHORITY TO ACT AS INVESTMENT ADVISER

         Banking laws and regulations currently prohibit a bank holding company registered under the Bank Holding Company Act of 1956, as amended, or any bank or non-bank affiliate thereof from sponsoring, organizing, controlling or distributing the shares of a registered, open-end investment company continuously engaged in the issuance of its shares, and prohibits banks generally from issuing, underwriting, selling, or distributing securities such as shares of the Funds, but do not prohibit such a bank holding company or its affiliates or banks generally from acting as investment adviser, transfer agent, or custodian to such an investment company or from purchasing shares of such a company as agent for and upon the order of customers. The investment adviser and custodians are subject to such banking laws and regulations. Should legislative, judicial, or administrative action prohibit or restrict the activities of such companies in connection with their services to the Funds, the Trust might be required to alter materially or discontinue its arrangements with such companies and change its method of operation. It is anticipated, however, that any resulting change in the Trust's method of operation would not affect a Fund's net asset value per share or result in financial losses to any shareholder. State securities laws on this issue may differ from federal law and banks and financial institutions may be required to register as dealers pursuant to state law.

GLASS-STEAGALL ACT

         In 1971, the United States Supreme Court held in Investment Company Institute v. Camp, that the federal statute commonly referred to as the "Glass-Steagall Act" prohibits a national bank from operating a mutual fund for the collective investment of managing agency accounts. Subsequently, the Board of Governors of the Federal Reserve System ("the Board") issued a regulation and interpretation to the effect that the Glass-Steagall Act and such decision: (a) forbid a bank holding company registered under the Federal Bank Holding Company Act of 1956 (the "Holding Company Act") or any non-bank affiliate thereof from sponsoring, organizing or controlling a registered open-end investment company continuously engaged in the issuance of its shares, but (b) do not prohibit such a holding company or affiliate from acting as investment adviser, transfer agent and custodian to such an investment company.

         In 1981, the United States Supreme Court held in Board of Governors of the Federal Reserve System v. Investment Company Institute, that the Board did not exceed its authority under the Holding Company Act when it adopted its regulation and interpretation authorizing bank holding companies and their non-bank affiliates to act as investment advisers to registered closed-end investment companies. In the Board of Governors case, the Supreme Court also stated that if a national bank complied with the restrictions imposed by the Board in its regulation and interpretation authorizing bank holding companies and their non-bank affiliates to act as investment advisers to investment companies, a national bank performing investment advisory services for an investment company would not violate the Glass-Steagall Act. The Office of the Comptroller of the Currency, which has jurisdiction over national banks and their subsidiaries, has specifically permitted national banks and their subsidiaries to act as investment advisers to investment companies.

         The Investment Adviser believes that it possesses the legal authority to perform the services contemplated by the Prospectus, this Statement of Additional Information and the Investment Advisory Agreement without violation of applicable statutes and regulations. Future changes in either federal or state statutes and regulations relating to the permissible activities of banks or bank holding companies and the subsidiaries or affiliates of those entities, as well as further judicial or administrative decisions or interpretations of present and future statutes and regulations, could prevent or restrict the Investment Adviser from continuing to perform such services for the Trust. Depending on the nature of any changes in the services which could be provided by the Investment Adviser, the Board of Trustees would review the Trust's relationship with the Investment Adviser and consider taking all action necessary under the circumstances.

         Should future legislative, judicial or administrative action prohibit or restrict the proposed activities of the Investment Adviser and/or NCC's affiliated and correspondent banks in connection with customer purchases of shares of the Trust, those banks might be required to alter materially or discontinue the services offered by them to customers. It is not anticipated, however, that any change in the Trust's method of operations would affect its net asset value per share or result in financial losses to any shareholder.

ADMINISTRATOR

         The Trust and SEI Fund Resources (the "Administrator") have entered into an administration agreement (the "Administration Agreement") as of July 2, 1999.

         The Administration Agreement provides that the Administrator shall not be liable for any error of judgment or mistake of law or for any loss suffered by the Trust in connection with the matters to which the Administration Agreement relates, except a loss resulting from willful misfeasance, bad faith or negligence on the part of the Administrator in the performance of its duties or from reckless disregard by it of its duties and obligations thereunder.

         The Administrator, a Delaware business trust, has its principal business offices at One Freedom Valley Drive, Oaks, Pennsylvania 19456. SEI Investments Management Corporation ("SIMC"), a wholly-owned subsidiary of SEI Investments Company ("SEI Investments"), is the owner of all beneficial interests in the Administrator. SEI Investments and its affiliates, including the Administrator, are leading providers of funds evaluation services, trust accounting systems, and brokerage and information services to financial institutions, institutional investors, and money managers. The Administrator and its affiliates also serve as administrator or sub-administrator to the following other mutual funds: The Achievement Funds Trust, The Advisors' Inner Circle Fund, The Arbor Fund, ARK Funds, Bishop Street Funds, Boy 1784 Funds(R), CUFUND, The Expedition Funds, FMB Funds, Inc., First American Funds, Inc., First American Investment Funds, Inc., First American Strategy Funds, Inc., HighMark Funds, Marquis Funds(R), Monitor Funds, Morgan Grenfell Investment Trust, Oak Associates Funds, The PBHG Funds, Inc., PBHG Insurance Series Fund, Inc., The Pillar Funds, Santa Barbara Group of Mutual Funds, Inc., SEI Asset Allocation Trust, SEI Daily Income Trust, SEI Index Funds, SEI Institutional Investments Trust, SEI Institutional Managed Trust, SEI International Trust, SEI Liquid Asset Trust, SEI Tax Exempt Trust, STI Classic Funds, STI Classic Variable Trust, TIP Funds and TIP Institutional Funds.

         The Administrator is entitled to receive with respect to the Funds, an administrative fee of .20% of the Portfolio's average daily net assets, which is calculated daily and paid monthly, prior to January 1, 2000; thereafter the Trust shall pay the Administrator the greater of an annual rate of

 .20% of the Portfolio's average daily net assets, calculated daily and paid monthly, or $135,000 on aggregate net assets in the Trust.

         National City Bank serves as the sub-administrator (the "Sub-Administrator") to the Trust pursuant to a sub-administration agreement dated July 2, 1999, (the "Sub-Administration Agreement"). The Sub-Administrator assists the Administrator in providing administrative services with respect to each Portfolio as may be reasonably requested by the Administrator from time to time. Such services may include, but are in no way limited to, such clerical, bookkeeping, accounting, stenographic, and administrative services which will enable the Administrator to more efficiently perform its obligations under the Administration Agreement.

         The Sub-Administrator will receive a fee from the Administrator for its services as Sub-Administrator and expenses assumed pursuant to the Sub-Administration Agreement, calculated and paid monthly, at the annual rate of 0.05% of the average aggregate monthly net assets of the Funds.



DISTRIBUTOR

         SEI Investments Distribution Co. serves as distributor (the "Distributor") to the Trust pursuant to a Distribution Agreement dated as of July 2, 1999 (the "Distribution Agreement"). Unless otherwise terminated the Distribution Agreement between the Trust and the Distributor shall continue in force until May 1, 2001 and thereafter from year to year, provided that such annual continuance is approved by (i) either the vote of a majority of the Trustees of the Trust, or the vote of a majority of the outstanding voting securities of the Trust, and (ii) the vote of a majority of those trustees of the Trust who are not parties to the Distribution Agreement or the Trust's Distribution Plan or interested persons of any such party ("Qualified Trustees"), cast in person at a meeting called for the purpose of voting on the approval. The Distribution Agreement shall automatically terminate in the event of its assignment. In addition, the Distribution Agreement may at any time be terminated by the Distributor, by a vote of a majority of Qualified Trustees or by vote of a majority of the outstanding voting securities of the Trust upon not less than sixty days prior written notice to the other party.

CUSTODIANS, TRANSFER AGENT AND FUND ACCOUNTING SERVICES

         National City Bank, 1900 East Ninth Street, Cleveland, Ohio 44114, an affiliate of IMC, serves as Custodian to the Trust pursuant to the Custodian Services Agreement dated as of July 24, 1998 (the "Custody Agreement"). The Custodian's responsibilities include safeguarding and controlling the Funds' cash and securities, handling the receipt and delivery of securities, and collecting interest and dividends on the Funds' investments. National City Bank is paid an annual custody fee of .02% of each Fund's first $100 million of average daily net assets, .01% of each Fund's next $650 million of average daily net assets and .008% of the average daily net assets of each Fund which exceed $750 million, exclusive of out-of-pocket expenses and transaction charges. Custody fees shall be calculated daily and paid monthly.

         State Street Bank and Trust Company serves as transfer agent (the "Transfer Agent") pursuant to a Transfer Agency and Service Agreement dated July 2, 1999 (the "Transfer Agency Agreement"). The Transfer Agent will, among other things: receive for acceptance orders for the purchase of shares; pursuant to orders, issue the appropriate number of shares; receive for acceptance redemption requests and directions; execute transactions; pay over monies received from Custodian to redeeming Shareholders; effect transfers of shares; prepare and transmit payments for dividends and distributions; issue replacement certificates; maintain records of account; and record the issuance of shares.

INDEPENDENT AUDITORS

         Ernst & Young, LLP acts as independent auditor for the Trust and are located at 10 West Broad Street, Columbus, Ohio 43215. The Funds are new and do not have Financial Statements.

                             ADDITIONAL INFORMATION


DESCRIPTION OF SHARES

         The Parkstone Advantage Fund is a Massachusetts business trust. The Trust was organized on May 18, 1993 and the Trust's Declaration of Trust was filed with the Secretary of State of the Commonwealth of Massachusetts on May 19, 1993. The Declaration of Trust authorizes through the Board of Trustees to issue an unlimited number of shares and to classify or re-classify any unissued shares into one or more additional classes by setting or changing in one or more respects their respective preferences, conversion or other rights, voting powers, restrictions, limitations, as to dividends, qualifications and terms and conditions of redemption. Pursuant to such authority, the Board of Trustees has authorized the issuance of six series of shares, each representing interest in one of six separate portfolios: the Parkstone Advantage Small Capitalization Fund, Parkstone Advantage Mid Capitalization Fund, Parkstone Advantage Bond Fund, Parkstone Advantage International Discovery Fund, Armada Advantage Balanced Allocation Fund and Armada Advantage Equity Growth Fund.

         The Trust's shares have no pre-emptive rights and only such conversion or exchange rights as the Board of Trustees may grant in its discretion. When issued for payment as described in the Prospectus, the Trust's shares will be fully paid and non-assessable. In the event of the liquidation or dissolution of the Trust or an individual Fund, shareholders of a Fund are entitled to receive the assets available for distribution belonging to the particular Fund, at a proportionate distribution based on the relative asset values of the respective Funds, of any general assets of the Trust not belonging to any particular Fund which are available for distribution.

         Rule 18f-2 under the 1940 Act provides that any matter required to be submitted to the shareholders of the outstanding voting securities in an investment company such as the Trust shall not be deemed to have been effectively acted upon unless approved by holders of a majority of the outstanding shares of each Fund affected by the matter. A particular Fund is deemed to be affected by a matter unless it is clear that the interest of each Fund in the matter is substantially identical or that the matter does not affect any interest of the Fund. Under the Rule, the approval of an Investment Advisory Agreement or any change in fundamental investment policy would be effectively acted upon with respect to a Fund only if approved by a majority of the outstanding shares of such Fund. However, the Rule also provides that the ratification of the appointment of independent public accountants, the approval of principal underwriting contracts, and the election of Trustees may be effectively acted upon by shareholders of the Trust voting without regard to series.

         Shareholders are entitled to one vote for each dollar of net asset value invested and a proportionate fractional vote for any fraction of one dollar of net asset value invested, and will vote in the aggregate, and not by class except as otherwise required by the 1940 Act or other applicable law, or when the matter to be voted upon affects only interests of the shareholders of a particular class. Voting rights are not cumulative, and, accordingly, the holders of more than 50% of the Trust's outstanding shares may elect all of the Trustees, irrespective of the votes of other shareholders.

         The Trust does not intend to hold annual shareholder meetings except as may be required by the 1940 Act. The Trust's Agreement and Declaration of Trust provides that a meeting of shareholders shall be called by the Board of Trustees upon written request of shareholders owning at least 10% of the outstanding shares of the Trust entitled to vote.

         The Trust's Agreement and Declaration of Trust authorizes the Board of Trustees, without shareholder approval (unless otherwise required by applicable law) to (a) sell and convey the assets of a class of shares to another management investment company for consideration which may include securities issued by the purchaser and, in connection therewith, to cause all outstanding shares of such class to be redeemed at a price which is equal to their net asset value and which may be cash or by distribution of the securities or other consideration received from the sale and conveyance; (b) sell and convert the assets belonging to a class of shares into money and, in connection therewith, to cause all outstanding shares of such class to be redeemed at their net asset value; or (c) combine the assets belonging to a class of shares with the assets belonging to one or more other classes of shares of the Trust if the Board of Trustees reasonably determines that such combination will not have a material adverse effect on the shareholders of any class participating in such combination and, in connection therewith, to cause all outstanding shares of any class to be redeemed at their net asset value or converted into shares of another class of the Trust's shares at their net asset value. However, the exercise of such authority by the Board of Trustees may be subject to certain restrictions under the 1940 Act. The Board of Trustees may authorize the termination of any class of shares after the assets belonging to such class have been distributed to its shareholders.

VOTE OF A MAJORITY OF THE OUTSTANDING SHARES

         As used in the Funds' Prospectus and the Statement of Additional Information, "vote of a majority of the outstanding shares" of the Trust or the Fund means the affirmative vote, at an annual or special meeting of shareholders duly called, of the lesser of: (a) 67% or more of the votes of shareholders of the Trust or the Fund, present at such meeting at which the holders of more than 50% of the votes attributable to the shareholders of record of the Trust or the Fund are represented in person or by proxy, or (b) the holders of more than fifty percent (50%) of the outstanding votes of shareholders of the Trust or the Fund.

SHAREHOLDER AND TRUSTEE LIABILITY

         Under Massachusetts law, holders of units of interest in a business trust may, under certain circumstances, be held personally liable as partners for the obligations of the Trust. However, the Trust's Declaration of Trust provides that the shareholders shall not be subject to any personal liability or the obligations of the Trust, and that every written agreement, obligation, instrument or undertaking made by the Trust shall contain a provision to the effect that the shareholders are not personally liable thereunder. The Declaration of Trust provides for indemnification out of the Trust property of any shareholder held personally liable solely by reason of his being or having been a shareholder. The Declaration of Trust also provides that the Trust shall, upon request, assume the defense of any claim made against any shareholder for any act or obligations of the Trust, and shall satisfy any judgment thereon. Thus, the risk of the shareholder incurring financial loss on account of shareholder liability is limited to circumstances in which the Trust itself would be unable to meet its obligations.

         The Declaration of Trust states further that no Trustee, officer or agent of the Trust shall be personally liable in connection with the administration or preservation of the assets of the Trust or the conduct of the Trust's business; nor shall any Trustee, officer or agent be personally liable to any person for any action or failure to act except for bad faith, willful misfeasance, gross negligence, or reckless disregard of his duties. The Declaration of Trust also provides that all persons having any claim against the Trustees or the Trust shall look solely to the assets of the Trust for payment.

ADDITIONAL TAX INFORMATION

         Each Fund intends to qualify as a "regulated investment company" (a "RIC" under the Internal Revenue Code of 1986, as amended (the "Code"). Such qualification generally will relieve the Funds of liability for federal income taxes to the extent their earnings are distributed in accordance with the Code. However, taxes may be imposed on the Funds by foreign countries with respect to income received on foreign securities. Depending on the extent of each Fund's activities in states and localities in which its offices are maintained, in which its agents or independent contractors are located, or in which it is otherwise deemed to be conducting business, each Fund may be subject to the tax laws of such states or localities. In addition, if for any taxable year the Fund does not qualify for the special tax treatment afforded regulated investment companies, all of its taxable income will be subject to a federal tax at regular corporate rates (without any deduction for distributions to its shareholders). In such event, dividend distributions would be taxable to shareholders to the extent of earnings and profits, and would be eligible for the dividends-received deduction for corporations.

         To qualify as a RIC, a Fund must comply with certain distribution, diversification, source of income and other applicable requirements. If for any taxable year a Fund does not qualify for the special federal tax treatment afforded RICs, all of the Fund's taxable income would be subject to tax at regular corporate rates without any deduction for distributions to shareholders. In such event, a Fund's distributions to segregated asset accounts holding shares of the Fund would be taxable as ordinary income of the extent to the Fund's current and accumulated earnings and profits. A failure of a Fund to qualify as a RIC also could result in the loss of the tax-favored status of variable annuity contracts based on a segregated asset account which invests in the Fund.

         Under Code Section 817(h), a segregated asset account upon which a variable annuity contract or variable life insurance policy is based must be "adequately diversified." A segregated asset account will be adequately diversified if it complies with certain diversification tests set forth in Treasury regulations. If a RIC satisfies certain conditions relating to the ownership of its shares, a segregated asset account investing in such investment company will be entitled to treat its pro rata portion of each asset of the investment company as an asset for purposes of these diversification tests. The Funds intend to meet these ownership conditions and to comply with the diversification tests noted above. Accordingly, a segregated asset account investing solely in shares of a Fund will be adequately diversified. However, the failure of a Fund to meet such conditions and to comply with such tests could cause the owners of variable annuity contracts and variable life insurance policies based on such account to recognize ordinary income each year in the amount of any net appreciation of such contract or policy during the year.

         Provided that a Fund and a segregated asset account investing in the Fund satisfy the above requirements, any distributions from the Fund to such account will be exempt from current federal income taxation to the extent that such distributions accumulate in a variable annuity contract or variable life insurance policy.

         Persons investing in a variable annuity contract or variable life insurance policy offered by a segregated asset account investing in a Fund should refer to the Prospectus with respect to such contract or policy for further tax information.

         Information set forth in the Prospectus and this Statement of Additional Information which relates to federal taxation is only a summary of some of the important federal tax considerations generally affecting purchasers of shares of the Funds. No attempt has been made to present a detailed explanation of the federal income tax treatment of a Fund or its shareholders and this description is not intended as a substitute for federal tax planning. Accordingly, potential purchasers of shares of a Fund are urged to consult their tax advisers with specific reference to their own tax situation. In addition, the tax discussion in the Prospectus and this Statement of Additional Information is based on tax laws and regulations which are in effect on the date of the Prospectus and this Statement of Additional Information; such laws and regulations may be changed by legislative or administrative action.

PERFORMANCE INFORMATION

         From time to time performance information for the Funds showing their average annual total return, aggregate total return and/or yield may be presented in advertisements, sales literature and shareholder reports. Such performance figures are based on historical earnings and are not intended to indicate future performance. Average annual total return of a Fund will be calculated for the period since the establishment of the Fund and will reflect the imposition of the maximum sales charge, if any. Average annual total return is measured by comparing the value of an investment in a Fund at the beginning of the relevant period to the redemption value of the investment at the end of the period (assuming immediate reinvestment of any dividends or capital gains distributions) and annualizing the result. Aggregate total return is calculated similarly to average annual total return except that the return figure is aggregated over the relevant period instead of annualized. Yield of a Fund will be computed by dividing a Fund's net investment income per share earned during a recent one-month period by that Fund's per share maximum offering price (reduced by any undeclared earned income expected to be paid shortly as a dividend) on the last day of the period and annualizing the result. Each Fund may also present its average annual total return, aggregate total return and yield, as the case may be, excluding the effect of a sales charge, if any.

         In addition, from time to time, the Funds may present their respective distribution rates in shareholder reports and in supplemental sales literature which is accompanied or preceded by a Prospectus and in shareholder reports. Distribution rates will be computed by dividing the distribution per share over a twelve-month period by the maximum offering price per share. The calculation of income in the distribution rate includes both income and capital gains dividends and does not reflect unrealized gains or losses, although a Fund may also present a distribution rate excluding the effect of capital gains. The distribution rate differs from the yield, because it includes capital gains which are often non-recurring in nature, whereas yield does not include such items. Distribution rates may also be presented excluding the effect of a sales charge, if any.

         Total return and yield are functions of the type and quality of instruments held in the portfolio, levels of operation expenses and changes in market conditions. Consequently, total return and yield will fluctuate and are not necessarily representative of future results. Any fees charged by IMC or any of its affiliates with respect to customer accounts for investing in shares of the Funds will not be included in performance calculations. Such fees, if charged, will reduce the actual performance from that quoted. In addition, if the Investment Adviser or SEI voluntarily reduce all or a part of their respective fees, as further discussed in the Prospectus, the total return of such Fund will be higher than it would otherwise be in the absence of such voluntary fee reductions.

         Yields and total returns quoted for the Funds include the effect of deducting the Funds' expenses, but may not include charges and expenses attributable to a particular variable annuity contract or variable life insurance policy. Since shares of the Funds may be purchased only through a variable annuity contract or variable life insurance policy, you should carefully review the prospectus of the variable annuity contract or variable life insurance policy you have chosen for information on relevant charges and expenses. Including these charges in the quotations of the Funds' yield and total return would have the effect of decreasing performance. Performance information for the Funds must always be accompanied by, and reviewed with, performance information for the insurance product which invests in the Funds.

YIELDS OF THE FUNDS

         Yields of each of the Funds will be computed by analyzing net investment income per share for a recent 30-day period and dividing that amount by a Fund shares maximum offering price (reduced by any undeclared earned income expected to be paid shortly as a dividend) on the last trading day of that period. Net investment income will reflect amortization of any market value premium or discount of fixed-income securities (except for obligations backed by mortgages or other assets) and may include recognition of a pro-rata portion of the stated dividend rate of dividend paying portfolio securities. The yield of each of the Funds will vary from time to time, depending upon market conditions, the composition of a funds portfolio and operating expenses of the Trust allocated to each Fund. These factors and possible differences in the methods used in calculating yield should be considered when comparing a Fund's yield to yields published for other investment companies and other investment vehicles. Yield should also be considered relative to changes in the value of the Fund's shares and to the relative risks associated with the investment objectives and policies of each of the Funds.

         At any time in the future, yields may be higher or lower than past yields and there can be no assurance that any historical results will continue.

CALCULATION OF TOTAL RETURN

         Average annual total return is a measure of the change in value of the investment in a Fund over the period covered, which assumes any dividends or capital gains distributions are reinvested in the Fund immediately rather than paid to the investor in cash. Average annual total return will be calculated by:
(1) adding to the total number of shares purchased by a hypothetical

$1,000 investment in the Fund and all additional shares which would have been purchased if all dividends and distributions paid or distributed during the period had immediately been reinvested, (2) calculating the value of the hypothetical initial investment of $1,000 as of the end of the period by multiplying the total number of shares owned at the end of the period by the net asset value per share on the last trading day of the period, (3) assuming redemption at the end of the period, and (4) dividing this account value for the hypothetical investor by the initial $1,000 investment and annualizing the result for periods of less than one year.

PERFORMANCE COMPARISONS

         Investors may judge the performance of the Funds by comparing their performance to the performance of other mutual funds or mutual fund portfolios with comparable investment objectives and policies through various mutual fund or market indices such as the Morgan Stanley Capital International EAFE Index and those prepared by Dow-Jones & Co., Inc., Standard & Poor's Corporation, Shearson-Lehman Brothers, Inc. and the Russell 2000 Growth Index and to data prepared by Lipper Analytical Services, Inc. a widely recognized independent service which monitors the performance of mutual funds, Morningstar, Inc. and the Consumer Price Index. Comparisons may also be made to indices or data published in Money Magazine, Forbes, Barron's, The Wall Street Journal, The Bond Buyer's Weekly, 20-Bond Index, The Bond Buyer's Index, The Bond Buyer, The New York Times, Business Week, Pensions and Investments, and USA Today. In addition to performance information, general information about these Funds that appears in a publication such as those mentioned above, may be included in advertisements and in reports to shareholders,

         From time to time, the Funds may include the following types of information in advertisements, supplemental sales literature and reports to shareholders: (1) discussions of general economic or financial principles (such as the effects of compounding and the benefits of dollar-cost averaging); (2) discussions of general economic trends; (3) presentations of statistical data to supplement such discussions; (4) descriptions of past or anticipated portfolio holdings for one or more of the Funds within the Trust; (5) descriptions of investment strategies for one or more of the Funds; (6) descriptions or comparisons of various savings and investment policies (including, but not limited to, insured bank products, annuities, qualified retirement plans and individual stocks and bonds), which may or may not include the Funds; (7) comparisons of investment products (including the Funds) with relevant market or industry indices or other appropriate benchmarks; and (8) discussions of fund rankings or ratings by recognized rating organizations. The Funds may also include calculations, such as hypothetical compounding examples which describe hypothetical investment results in such communications. Such performance examples will be based on an expressed set of assumptions and are not indicative of the performance of any of the Funds.

         Morningstar, Inc., Chicago, Illinois, rates mutual funds on a one- to five-star rating scale with five stars representing the highest rating. Such ratings are based on a fund's historical -risk/reward ratio as determined by Morningstar relative to other funds in that fund's class. Funds are divided into classes based upon the respective investment objectives. The one- to five-star ratings represent the following ratings by Morningstar, respectively: Lowest, Below Average, Neutral, Above Average and Highest.

         Current yields or performance will fluctuate from time to time and are not necessarily representative of future results. Accordingly a Fund's yield or performance may not provide for comparison with bank deposits or other investments which provide fixed returns for a stated period of time. Yield and performance are functions of a Fund's quality, composition and maturity as well as expenses allocated to the Fund. Fees imposed on customer accounts by the Investment Adviser or its affiliated or correspondent banks or cash management services will reduce a Fund's effective yield to its customers.

MISCELLANEOUS

         Individual Trustees are elected by the shareholders and, subject to removal by a vote of two-thirds of the Board of Trustees, serve for a term lasting until the next meeting of shareholders at which Trustees are elected. Such meetings are not required to be held at any specific intervals. Individual Trustees may be removed by vote of the shareholders voting not less than a majority of the shares outstanding cast in persons on or by proxy at an meeting called for that purpose, or by a written declaration signed by the shareholder voting not less than two-thirds of the shares then outstanding.

         The Trust is registered with the SEC as a management investment company. Such registration does not involve supervision of the management policies of the Trust.

         The Prospectus and this Statement of Additional Information omit certain of the information contained in the Registration Statement filed with the SEC. Copies of such information may be obtained from the SEC by payment of the prescribed fee.

         Holders of variable annuity contracts or variable life insurance policies issued by Participating Insurance Companies for which shares of the Funds are the investment vehicle will receive from the Participating Insurance Companies the Trust's unaudited semi-annual financial statements and year-end financial statements audited by the Trust's independent auditors. Each report will show the investments owned by the Funds and the market values of the investments and will provide other information about the Funds and their operations.

         The Trust currently does not foresee any disadvantages to the holders of variable annuity contracts and variable life insurance policies of affiliated and unaffiliated Participating Insurance Companies arising from the fact that the interests of the holders of variable annuity contracts and variable life insurance policies may differ due to differences of tax treatment or other considerations or due to conflict between the affiliated or unaffiliated Participating Insurance Companies. Nevertheless, the Trustees intend to monitor events in order to identify any material irreconcilable conflicts which may possibly arise and to determine what action, if any, should be taken in response to such conflicts. The variable annuity contracts and variable life insurance policies are described in the separate prospectuses issued by the Participating Insurance Companies. The Trust assumes no responsibility for such prospectuses.

         Pursuant to Rule 17f-2, since IMC and National City Bank serve as the Funds' Investment Adviser and Custodian, respectively, a procedure has been established requiring three annual verifications, two of which are to be unannounced, of all investments held pursuant to the Custodian Services Agreement, to be conducted by the Funds' independent auditors.

         The portfolio managers of the Funds and other investment professionals may from time to time discuss in advertising, sales literature or other material, including periodic publications, various topics of interest to shareholders and prospective investors. The topics may include, but are not limited to, the advantages and disadvantages of investing in tax-deferred and taxable investments; Fund performance and how such performance may compare to various market indices; shareholder profiles and hypothetical investor scenarios; the economy; the financial and capital markets; investment strategies and techniques; investment products and tax, retirement and investment planning.

         The Prospectus and this Statement of Additional Information are not an offering of the securities herein described in any state in which such offering may not lawfully be made. No salesman, dealer or other person is authorized to give any information or make any representation other than those contained in the Prospectus and this Statement of Additional Information.

         As of April 30, 1999, the Trustees and officers of the Trust, as a group, owned, as separate account contract owners or otherwise, none of the shares of any Fund of the Trust.

FINANCIAL STATEMENTS

         The Funds are new and do not have Financial Statements. Ernst & Young LLP acts as independent auditor for the Trust.

                                   APPENDIX A
                                   ----------


COMMERCIAL PAPER RATINGS
------------------------

                  A Standard & Poor's commercial paper rating is a current assessment of the likelihood of timely payment of debt having an original maturity of no more than 365 days. The following summarizes the rating categories used by Standard and Poor's for commercial paper:

                  "A-1" - Obligations are rated in the highest category indicating that the obligor's capacity to meet its financial commitment on the obligation is strong. Within this category, certain obligations are designated with a plus sign (+). This indicates that the obligor's capacity to meet its financial commitment on these obligations is extremely strong.

                  "A-2" - Obligations are somewhat more susceptible to the adverse effects of changes in circumstances and economic conditions than obligations in higher rating categories. However, the obligor's capacity to meet its financial commitment on the obligation is satisfactory.

                  "A-3" - Obligations exhibit adequate protection parameters. However, adverse economic conditions or changing circumstances are more likely to lead to a weakened capacity of the obligor to meet its financial commitment on the obligation.

                  "B" - Obligations are regarded as having significant speculative characteristics. The obligor currently has the capacity to meet its financial commitment on the obligation; however, it faces major ongoing uncertainties which could lead to the obligor's inadequate capacity to meet its financial commitment on the obligation.

                  "C" - Obligations are currently vulnerable to nonpayment and are dependent upon favorable business, financial, and economic conditions for the obligor to meet its financial commitment on the obligation.

                  "D" - Obligations are in payment default. The "D" rating category is used when payments on an obligation are not made on the date due even if the applicable grace period has not expired, unless Standard & Poor's believes that such payments will be made during such grace period. The "D" rating will be used upon the filing of a bankruptcy petition or the taking of a similar action if payments on an obligation are jeopardized.

                  Moody's commercial paper ratings are opinions of the ability of issuers to repay punctually senior debt obligations not having an original maturity in excess of one year, unless explicitly noted. The following summarizes the rating categories used by Moody's for commercial paper:

                  "Prime-1" - Issuers (or supporting institutions) have a superior ability for repayment of senior short-term debt obligations. Prime-1 repayment ability will often be evidenced by many of the following characteristics: leading market positions in well-established industries; high rates of return on funds employed; conservative capitalization structure with moderate reliance on debt and ample asset protection; broad margins in earnings coverage of fixed financial charges and high internal cash generation; and well-established access to a range of financial markets and assured sources of alternate liquidity.

                  "Prime-2" - Issuers (or supporting institutions) have a strong ability for repayment of senior short-term debt obligations. This will normally be evidenced by many of the characteristics cited above but to a lesser degree. Earnings trends and coverage ratios, while sound, may be more subject to variation. Capitalization characteristics, while still appropriate, may be more affected by external conditions. Ample alternate liquidity is maintained.

                  "Prime-3" - Issuers (or supporting institutions) have an acceptable ability for repayment of senior short-term debt obligations. The effect of industry characteristics and market compositions may be more pronounced. Variability in earnings and profitability may result in changes in the level of debt protection measurements and may require relatively high financial leverage. Adequate alternate liquidity is maintained.

                  "Not Prime" - Issuers do not fall within any of the Prime rating categories.


                  The three rating categories of Duff & Phelps for investment grade commercial paper and short-term debt are "D-1," "D-2" and "D-3." Duff & Phelps employs three designations, "D-1+," "D-1" and "D-1-," within the highest rating category. The following summarizes the rating categories used by Duff & Phelps for commercial paper:

                  "D-1+" - Debt possesses the highest certainty of timely payment. Short-term liquidity, including internal operating factors and/or access to alternative sources of funds, is outstanding, and safety is just below risk-free U.S. Treasury short-term obligations.

                  "D-1" - Debt possesses very high certainty of timely payment. Liquidity factors are excellent and supported by good fundamental protection factors. Risk factors are minor.

                  "D-1-" - Debt possesses high certainty of timely payment. Liquidity factors are strong and supported by good fundamental protection factors. Risk factors are very small.

                  "D-2" - Debt possesses good certainty of timely payment. Liquidity factors and company fundamentals are sound. Although ongoing funding needs may enlarge total financing requirements, access to capital markets is good. Risk factors are small.

                  "D-3" - Debt possesses satisfactory liquidity and other protection factors qualify issues as to investment grade. Risk factors are larger and subject to more variation. Nevertheless, timely payment is expected.

                  "D-4" - Debt possesses speculative investment characteristics. Liquidity is not sufficient to insure against disruption in debt service. Operating factors and market access may be subject to a high degree of variation.

                  "D-5" - Issuer failed to meet scheduled principal and/or interest payments.


                  Fitch IBCA short-term ratings apply to debt obligations that have time horizons of less than 12 months for most obligations, or up to three years for U.S. public finance securities. The following summarizes the rating categories used by Fitch IBCA for short-term obligations:

                  "F1" - Securities possess the highest credit quality. This designation indicates the strongest capacity for timely payment of financial commitments and may have an added "+" to denote any exceptionally strong credit feature.

                  "F2" - Securities possess good credit quality. This designation indicates a satisfactory capacity for timely payment of financial commitments, but the margin of safety is not as great as in the case of the higher ratings.

                  "F3" - Securities possess fair credit quality. This designation indicates that the capacity for timely payment of financial commitments is adequate; however, near-term adverse changes could result in a reduction to non-investment grade.

                  "B" - Securities possess speculative credit quality. This designation indicates minimal capacity for timely payment of financial commitments, plus vulnerability to near-term adverse changes in financial and economic conditions.

                  "C" - Securities possess high default risk. This designation indicates that default is a real possibility and that the capacity for meeting financial commitments is solely reliant upon a sustained, favorable business and economic environment.

                  "D" - Securities are in actual or imminent payment default.

                  Thomson Financial BankWatch short-term ratings assess the likelihood of an untimely payment of principal and interest of debt instruments with original maturities of one year or less. The following summarizes the ratings used by Thomson Financial BankWatch:

                  "TBW-1" - This designation represents Thomson Financial BankWatch's highest category and indicates a very high likelihood that principal and interest will be paid on a timely basis.

                  "TBW-2" - This designation represents Thomson Financial BankWatch's second-highest category and indicates that while the degree of safety regarding timely repayment of principal and interest is strong, the relative degree of safety is not as high as for issues rated "TBW-1."

                  "TBW-3" - This designation represents Thomson Financial BankWatch's lowest investment-grade category and indicates that while the obligation is more susceptible to adverse developments (both internal and external) than those with higher ratings, the capacity to service principal and interest in a timely fashion is considered adequate.

                  "TBW-4" - This designation represents Thomson Financial BankWatch's lowest rating category and indicates that the obligation is regarded as non-investment grade and therefore speculative.


CORPORATE AND MUNICIPAL LONG-TERM DEBT RATINGS

                  The following summarizes the ratings used by Standard & Poor's for corporate and municipal debt:

                  "AAA" - An obligation rated "AAA" has the highest rating assigned by Standard & Poor's. The obligor's capacity to meet its financial commitment on the obligation is extremely strong.

                  "AA" - An obligation rated "AA" differs from the highest rated obligations only in small degree. The obligor's capacity to meet its financial commitment on the obligation is very strong.

                  "A" - An obligation rated "A" is somewhat more susceptible to the adverse effects of changes in circumstances and economic conditions than obligations in higher-rated categories. However, the obligor's capacity to meet its financial commitment on the obligation is still strong.

                  "BBB" - An obligation rated "BBB" exhibits adequate protection parameters. However, adverse economic conditions or changing circumstances are more likely to lead to a weakened capacity of the obligor to meet its financial commitment on the obligation.

                  Obligations rated "BB," "B," "CCC," "CC" and "C" are regarded as having significant speculative characteristics. "BB" indicates the least degree of speculation and "C" the highest. While such obligations will likely have some quality and protective characteristics, these may be outweighed by large uncertainties or major exposures to adverse conditions.

                  "BB" - An obligation rated "BB" is less vulnerable to nonpayment than other speculative issues. However, it faces major ongoing uncertainties or exposure to adverse business, financial or economic conditions which could lead to the obligor's inadequate capacity to meet its financial commitment on the obligation.

                  "B" - An obligation rated "B" is more vulnerable to nonpayment than obligations rated "BB", but the obligor currently has the capacity to meet its financial commitment on the obligation. Adverse business, financial or economic conditions will likely impair the obligor's capacity or willingness to meet its financial commitment on the obligation.

                  "CCC" - An obligation rated "CCC" is currently vulnerable to nonpayment, and is dependent upon favorable business, financial and economic conditions for the obligor to meet its financial commitment on the obligation. In the event of adverse business, financial, or economic conditions, the obligor is not likely to have the capacity to meet its financial commitment on the obligation.

                  "CC" - An obligation rated "CC" is currently highly vulnerable to nonpayment.

                  "C" - The "C" rating may be used to cover a situation where a bankruptcy petition has been filed or similar action taken, but payments on this obligation are being continued.

                  "D" - An obligation rated "D" is in payment default. The "D" rating category is used when payments on an obligation are not made on the date due even if the applicable grace period has not expired, unless Standard & Poor's believes that such payments will be made during such grace period. The "D" rating also will be used upon the filing of a bankruptcy petition or the taking of a similar action if payments on an obligation are jeopardized.

                  PLUS (+) OR MINUS (-) - The ratings from "AA" through "CCC" may be modified by the addition of a plus or minus sign to show relative standing within the major rating categories.

                  "r" - This symbol is attached to the ratings of instruments with significant noncredit risks. It highlights risks to principal or volatility of expected returns which are not addressed in the credit rating. Examples include: obligations linked or indexed to equities, currencies, or commodities; obligations exposed to severe prepayment risk - such as interest-only or principal-only mortgage securities; and obligations with unusually risky interest terms, such as inverse floaters.

         The following summarizes the ratings used by Moody's for corporate and municipal long-term debt:

                  "Aaa" - Bonds are judged to be of the best quality. They carry the smallest degree of investment risk and are generally referred to as "gilt edged." Interest payments are protected by a large or by an exceptionally stable margin and principal is secure. While the various protective elements are likely to change, such changes as can be visualized are most unlikely to impair the fundamentally strong position of such issues.

                  "Aa" - Bonds are judged to be of high quality by all standards. Together with the "Aaa" group they comprise what are generally known as high-grade bonds. They are rated lower than the best bonds because margins of protection may not be as large as in "Aaa" securities or fluctuation of protective elements may be of greater amplitude or there may be other elements present which make the long-term risk appear somewhat larger than the "Aaa" securities.

                  "A" - Bonds possess many favorable investment attributes and are to be considered as upper-medium-grade obligations. Factors giving security to principal and interest are considered adequate, but elements may be present which suggest a susceptibility to impairment sometime in the future.

                  "Baa" - Bonds are considered as medium-grade obligations, (i.e., they are neither highly protected nor poorly secured). Interest payments and principal security appear adequate for the present but certain protective elements may be lacking or may be characteristically unreliable over any great length of time. Such bonds lack outstanding investment characteristics and in fact have speculative characteristics as well.

                  "Ba," "B," "Caa," "Ca," and "C" - Bonds that possess one of these ratings provide questionable protection of interest and principal ("Ba" indicates speculative elements; "B" indicates a general lack of characteristics of desirable investment; "Caa" are of poor standing; "Ca" represents obligations which are speculative in a high degree; and "C" represents the lowest rated class of bonds). "Caa," "Ca" and "C" bonds may be in default.

                  Con. (---) - Bonds for which the security depends upon the completion of some act or the fulfillment of some condition are rated conditionally. These are bonds secured by (a) earnings of projects under construction, (b) earnings of projects unseasoned in operating experience, (c) rentals which begin when facilities are completed, or (d) payments to which some other limiting condition attaches.

Parenthetical rating denotes probable credit stature upon completion of construction or elimination of basis of condition.

                  Note: Moody's applies numerical modifiers 1, 2, and 3 in each generic rating classification from "Aa" through "Caa". The modifier 1 indicates that the obligation ranks in the higher end of its generic rating category; the modifier 2 indicates a mid-range ranking; and the modifier 3 indicates a ranking in the lower end of its generic rating category.

                  The following summarizes the long-term debt ratings used by Duff & Phelps for corporate and municipal long-term debt:

                  "AAA" - Debt is considered to be of the highest credit quality. The risk factors are negligible, being only slightly more than for risk-free U.S. Treasury debt.

                  "AA" - Debt is considered to be of high credit quality. Protection factors are strong. Risk is modest but may vary slightly from time to time because of economic conditions.

                  "A" - Debt possesses protection factors which are average but adequate. However, risk factors are more variable in periods of greater economic stress.

                  "BBB" - Debt possesses below-average protection factors but such protection factors are still considered sufficient for prudent investment. Considerable variability in risk is present during economic cycles.

                  "BB," "B," "CCC," "DD," and "DP" - Debt that possesses one of these ratings is considered to be below investment grade. Although below investment grade, debt rated "BB" is deemed likely to meet obligations when due. Debt rated "B" possesses the risk that obligations will not be met when due. Debt rated "CCC" is well below investment grade and has considerable uncertainty as to timely payment of principal, interest or preferred dividends. Debt rated "DD" is a defaulted debt obligation, and the rating "DP" represents preferred stock with dividend arrearages.

                  To provide more detailed indications of credit quality, the "AA," "A," "BBB," "BB" and "B" ratings may be modified by the addition of a plus (+) or minus (-) sign to show relative standing within these major categories.

                  The following summarizes the ratings used by Fitch IBCA for corporate and municipal bonds:

                  "AAA" - Bonds considered to be investment grade and of the highest credit quality. These ratings denote the lowest expectation of credit risk and are assigned only in case of exceptionally strong capacity for timely payment of financial commitments. This capacity is highly unlikely to be adversely affected by foreseeable events.

                  "AA" - Bonds considered to be investment grade and of very high credit quality. These ratings denote a very low expectation of credit risk and indicate very strong capacity for timely payment of financial commitments. This capacity is not significantly vulnerable to foreseeable events.

                  "A" - Bonds considered to be investment grade and of high credit quality. These ratings denote a low expectation of credit risk and indicate strong capacity for timely payment of financial commitments. This capacity may, nevertheless, be more vulnerable to changes in circumstances or in economic conditions than is the case for higher ratings.

                  "BBB" - Bonds considered to be investment grade and of good credit quality. These ratings denote that there is currently a low expectation of credit risk. The capacity for timely payment of financial commitments is considered adequate, but adverse changes in circumstances and in economic conditions are more likely to impair this capacity.

                  "BB" - Bonds considered to be speculative. These ratings indicate that there is a possibility of credit risk developing, particularly as the result of adverse economic change over time; however, business or financial alternatives may be available to allow financial commitments to be met. Securities rated in this category are not investment grade.

                  "B" - Bonds are considered highly speculative. These ratings indicate that significant credit risk is present, but a limited margin of safety remains. Financial commitments are currently being met; however, capacity for continued payment is contingent upon a sustained, favorable business and economic environment.

                  "CCC", "CC", "C" - Bonds have high default risk. Default is a real possibility, and capacity for meeting financial commitments is solely reliant upon sustained, favorable business or economic developments. "CC" ratings indicate that default of some kind appears probable, and "C" ratings signal imminent default.

                  "DDD," "DD" and "D" - Bonds are in default. The ratings of obligations in this category are based on their prospects for achieving partial or full recovery in a reorganization or liquidation of the obligor. While expected recovery values are highly speculative and cannot be estimated with any precision, the following serve as general guidelines. "DDD" obligations have the highest potential for recovery, around 90%-100% of outstanding amounts and accrued interest. "DD" indicates potential recoveries in the range of 50%-90%, and "D" the lowest recovery potential, i.e., below 50%.

                  Entities rated in this category have defaulted on some or all of their obligations. Entities rated "DDD" have the highest prospect for resumption of performance or continued operation with or without a formal reorganization process. Entities rated "DD" and "D" are generally undergoing a formal reorganization or liquidation process; those rated "DD" are likely to satisfy a higher portion of their outstanding obligations, while entities rated "D" have a poor prospect for repaying all obligations.

                  To provide more detailed indications of credit quality, the Fitch IBCA ratings from and including "AA" to "CCC" may be modified by the addition of a plus (+) or minus (-) sign to show relative standing within these major rating categories.

                  Thomson Financial BankWatch assesses the likelihood of an untimely repayment of principal or interest over the term to maturity of long term debt and preferred stock which are issued by United States commercial banks, thrifts and non-bank banks; non-United States banks; and broker-dealers. The following summarizes the rating categories used by Thomson BankWatch for long-term debt ratings:

                  "AAA" - This designation indicates that the ability to repay principal and interest on a timely basis is extremely high.

                  "AA" - This designation indicates a very strong ability to repay principal and interest on a timely basis, with limited incremental risk compared to issues rated in the highest category.

                  "A" - This designation indicates that the ability to repay principal and interest is strong. Issues rated "A" could be more vulnerable to adverse developments (both internal and external) than obligations with higher ratings.

                  "BBB" - This designation represents the lowest investment-grade category and indicates an acceptable capacity to repay principal and interest. Issues rated "BBB" are more vulnerable to adverse developments (both internal and external) than obligations with higher ratings.

                  "BB," "B," "CCC," and "CC," - These designations are assigned by Thomson Financial BankWatch to non-investment grade long-term debt. Such issues are regarded as having speculative characteristics regarding the likelihood of timely payment of principal and interest. "BB" indicates the lowest degree of speculation and "CC" the highest degree of speculation.

                  "D" - This designation indicates that the long-term debt is in default.

                  PLUS (+) OR MINUS (-) - The ratings from "AAA" through "CC" may include a plus or minus sign designation which indicates where within the respective category the issue is placed.

MUNICIPAL NOTE RATINGS
----------------------

                  A Standard and Poor's rating reflects the liquidity factors and market access risks unique to notes due in three years or less. The following summarizes the ratings used by Standard & Poor's for municipal notes:

                  "SP-1" - The issuers of these municipal notes exhibit a strong capacity to pay principal and interest. Those issues determined to possess a very strong capacity to pay debt service are given a plus (+) designation.

                  "SP-2" - The issuers of these municipal notes exhibit satisfactory capacity to pay principal and interest, with some vulnerability to adverse financial and economic changes over the term of the notes.

                  "SP-3" - The issuers of these municipal notes exhibit speculative capacity to pay principal and interest.


                  Moody's ratings for state and municipal notes and other short-term loans are designated Moody's Investment Grade ("MIG") and variable rate demand obligations are designated Variable Moody's Investment Grade ("VMIG"). Such ratings recognize the differences between short-term credit risk and long-term risk. The following summarizes the ratings by Moody's Investors Service, Inc. for short-term notes:

                  "MIG-1"/"VMIG-1" - This designation denotes best quality. There is present strong protection by established cash flows, superior liquidity support or demonstrated broad-based access to the market for refinancing.

                  "MIG-2"/"VMIG-2" - This designation denotes high quality, with margins of protection that are ample although not so large as in the preceding group.

                  "MIG-3"/"VMIG-3" - This designation denotes favorable quality, with all security elements accounted for but lacking the undeniable strength of the preceding grades. Liquidity and cash flow protection may be narrow and market access for refinancing is likely to be less well established.

                  "MIG-4"/"VMIG-4" - This designation denotes adequate quality. Protection commonly regarded as required of an investment security is present and although not distinctly or predominantly speculative, there is specific risk.

                  "SG" - This designation denotes speculative quality. Debt instruments in this category lack of margins of protection.

                  Fitch IBCA and Duff & Phelps use the short-term ratings described under Commercial Paper Ratings for municipal notes.

                                   APPENDIX B
                                   ----------

                  As stated in the Prospectus, the Balanced Allocation and Equity Growth Funds ("Funds") may enter into certain futures transactions and options for hedging purposes. Such transactions are described in this Appendix.

1. Index Futures Contracts
   -----------------------

                  GENERAL. A stock index assigns relative values to the stocks included in the index and the index fluctuates with changes in the market values of the stocks included. Some stock index futures contracts are based on broad market indexes, such as the Standard & Poor's Ratings Group 500 or the New York Stock Exchange Composite Index. In contrast, certain exchanges offer futures contracts on narrower market indexes or indexes based on an industry or market segment, such as oil and gas stocks.

                  Futures contracts are traded on organized exchanges regulated by the Commodity Futures Trading Commission. Transactions on such exchanges are cleared through a clearing corporation, which guarantees the performance of the parties to each contract.

                  The Equity Index Fund will purchase index futures contracts in anticipation of purchases of securities. A long futures position may be terminated without a corresponding purchase of securities.

                  A Fund may sell index futures contracts in order to offset a decrease in market value of its portfolio securities that might otherwise result from a market decline. A Fund may do so either to hedge the value of the Fund as a whole, or to protect against declines, occurring prior to sales of securities, in the value of the securities to be sold. Conversely, a Fund will purchase index futures contracts in anticipation of purchases of securities. A long futures position may be terminated without a corresponding purchase of securities.

                  In addition, a Fund may utilize index futures contracts in anticipation of changes in the composition of its Fund holdings. For example, in the event that a Fund expects to narrow the range of industry groups represented in its holdings it may, prior to making purchases of the actual securities, establish a long futures position based on a more restricted index, such as an index comprised of securities of a particular industry group. A Fund may also sell futures contracts in connection with this strategy, in order to protect against the possibility that the value of the securities to be sold as part of the restructuring of the Fund will decline prior to the time of sale.

II. Margin Payments
    ---------------

                  Unlike purchases or sales of portfolio securities, no price is paid or received by a Fund upon the purchase or sale of a futures contract. Initially, a Fund will be required to deposit with the broker or in a segregated account with the Custodian an amount of cash or cash equivalents, known as initial margin, based on the value of the contract. The nature of initial margin in futures transactions is different from that of margin in security transactions in that futures contract margin does not involve the borrowing of funds by the customer to finance the transactions. Rather, the initial margin is in the nature of a performance bond or good faith deposit on the contract which is returned to the Fund upon termination of the futures contract assuming all contractual obligations have been satisfied. Subsequent payments, called variation margin, to and from the broker, will be made on a daily basis as the price of the underlying instruments fluctuates making the long and short positions in the futures contract more or less valuable, a process known as marking-to-the-market. For example, when a particular Fund has purchased a futures contract and the price of the contract has risen in response to a rise in the underlying instruments, that position will have increased in value and the Fund will be entitled to receive from the broker a variation margin payment equal to that increase in value. Conversely, where the Fund has purchased a futures contract and the price of the future contract has declined in response to a decrease in the underlying instruments, the position would be less valuable and the Fund would be required to make a variation margin payment to the broker. At any time prior to expiration of the futures contract, the Adviser may elect to close the position by taking an opposite position, subject to the availability of a secondary market, which will operate to terminate the Fund's position in the futures contract. A final determination of variation margin is then made, additional cash is required to be paid by or released to the Fund, and the Fund realizes a loss or gain.

III. Risks of Transactions in Futures Contracts
     ------------------------------------------

                  There are several risks in connection with the use of futures by the Funds as a hedging device. One risk arises because of the imperfect correlation between movements in the price of the futures and movements in the price of the instruments which are the subject of the hedge. The price of the future may move more than or less than the price of the instruments being hedged. If the price of the futures moves less than the price of the instruments which are the subject of the hedge, the hedge will not be fully effective but, if the price of the instruments being hedged has moved in an unfavorable direction, a Fund would be in a better position than if it had not hedged at all. If the price of the instruments being hedged has moved in a favorable direction, this advantage will be partially offset by the loss on the futures. If the price of the futures moves more than the price of the hedged instruments, the Fund involved will experience either a loss or gain on the futures which will not be completely offset by movements in the price of the instruments which are the subject of the hedge. To compensate for the imperfect correlation of movements in the price of instruments being hedged and movements in the price of futures contracts, a Fund may buy or sell futures contracts in a greater dollar amount than the dollar amount of instruments being hedged if the volatility over a particular time period of the prices of such instruments has been greater than the volatility over such time period of the futures, or if otherwise deemed to be appropriate by the Adviser. Conversely, a Fund may buy or sell fewer futures contracts if the volatility over a particular time period of the prices of the instruments being hedged is less than the volatility over such time period of the futures contract being used, or if otherwise deemed to be appropriate by the Adviser. It is also possible that, where a Fund has sold futures to hedge its Fund against a decline in the market, the market may advance and the value of instruments held in the Fund may decline. If this occurred, the Fund would lose money on the futures and also experience a decline in value in its portfolio securities.

                  When futures are purchased to hedge against a possible increase in the price of securities before a Fund is able to invest its cash (or cash equivalents) in an orderly fashion, it is possible that the market may decline instead; if the Fund then concludes not to invest its cash at that time because of concern as to possible further market decline or for other reasons, the Fund will realize a loss on the futures contract that is not offset by a reduction in the price of the instruments that were to be purchased.

                  In addition to the possibility that there may be an imperfect correlation, or no correlation at all, between movements in the futures and the instruments being hedged, the price of futures may not correlate perfectly with movement in the cash market due to certain market distortions. Rather than meeting additional margin deposit requirements, investors may close futures contracts through off-setting transactions which could distort the normal relationship between the cash and futures markets. Second, with respect to financial futures contracts, the liquidity of the futures market depends on participants entering into off-setting transactions rather than making or taking delivery. To the extent participants decide to make or take delivery, liquidity in the futures market could be reduced thus producing distortions. Third, from the point of view of speculators, the deposit requirements in the futures market are less onerous than margin requirements in the securities market. Therefore, increased participation by speculators in the futures market may also cause temporary price distortions. Due to the possibility of price distortion in the futures market, and because of the imperfect correlation between the movements in the cash market and movements in the price of futures, a correct forecast of general market trends or interest rate movements by the Adviser may still not result in a successful hedging transaction over a short time frame.

                  Positions in futures may be closed out only on an exchange or board of trade which provides a secondary market for such futures. Although the Funds intend to purchase or sell futures only on exchanges or boards of trade where there appear to be active secondary markets, there is no assurance that a liquid secondary market on any exchange or board of trade will exist for any particular contract or at any particular time. In such event, it may not be possible to close a futures investment position, and in the event of adverse price movements, the Funds will continue to be required to make daily cash payments of variation margin. However, in the event futures contracts have been used to hedge portfolio securities, such securities will not be sold until the futures contract can be terminated. In such circumstances, an increase in the price of the securities, if any, may partially or completely offset losses on the futures contract. However, as described above, there is no guarantee that the price of the securities will in fact correlate with the price movements in the futures contract and thus provide an offset on a futures contract.

                  Further, it should be noted that the liquidity of a secondary market in a futures contract may be adversely affected by "daily price fluctuation limits" established by commodity exchanges which limit the amount of fluctuation in a futures contract price during a single trading day. Once the daily limit has been reached in the contract, no trades may be entered into at a price beyond the limit, thus preventing the liquidation of open futures positions. The trading of futures contracts is also subject to the risk of trading halts, suspensions, exchange or clearing house equipment failures, government intervention, insolvency of a brokerage firm or clearing house or other disruptions of normal activity, which could at times make it difficult or impossible to liquidate existing positions or to recover excess variation margin payments.

                  Successful use of futures by a Fund is also subject to the Adviser's ability to predict correctly movements in the direction of the market. For example, if a Fund has hedged against the possibility of a decline in the market adversely affecting securities held by it and securities prices increase instead, the Fund will lose part or all of the benefit to the increased value of its securities which it has hedged because it will have offsetting losses in its futures positions. In addition, in such situations, if a Fund has insufficient cash, it may have to sell securities to meet daily variation margin requirements. Such sales of securities may be, but will not necessarily be, at increased prices which reflect the rising market. A Fund may have to sell securities at a time when it may be disadvantageous to do so.

IV. Options on Futures Contracts
    ----------------------------

                  The Fund may purchase and write options on the futures contracts described above. A futures option gives the holder, in return for the premium paid, the right to buy (call) from or sell (put) to the writer of the option a futures contract at a specified price at any time during the period of the option. Upon exercise, the writer of the option is obligated to pay the difference between the cash value of the futures contract and the exercise price. Like the buyer or seller of a futures contract, the holder, or writer, of an option has the right to terminate its position prior to the scheduled expiration of the option by selling, or purchasing an option of the same series, at which time the person entering into the closing transaction will realize a gain or loss. The Funds will be required to deposit initial margin and variation margin with respect to put and call options on futures contracts written by it pursuant to brokers' requirements similar to those described above. Net option premiums received will be included as initial margin deposits.

                  Investments in futures options involve some of the same considerations that are involved in connection with investments in futures contracts (for example, the existence of a liquid secondary market). In addition, the purchase or sale of an option also entails the risk that changes in the value of the underlying futures contract will not correspond to changes in the value of the option purchased. Depending on the pricing of the option compared to either the futures contract upon which it is based, or upon the price of the securities being hedged, an option may or may not be less risky than ownership of the



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futures contract or such securities. In general, the market prices of options can be expected to be more volatile than the market prices on the underlying futures contract. Compared to the purchase or sale of futures contracts, however, the purchase of call or put options on futures contracts may frequently involve less potential risk to the Funds because the maximum amount at risk is the premium paid for the options (plus transaction costs). The writing of an option on a futures contract involves risks similar to those risks relating to the sale of futures contracts.

V. Other Matters
   -------------

                  Accounting for futures contracts will be in accordance with generally accepted accounting principles.




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